Exhibit (c)(22)

CONFIDENTIAL 16 JANUARY 2017
PRESENTATION TO THE ROYALS BOARD OF DIRECTORS
Project Baseball
LAZARD

CONFIDENTIAL PROJECT BASEBALL
Disclaimer
The information herein has been prepared by Lazard based upon information supplied by Reynolds American, Inc. (“Reynolds”, “Royals” or the “Company”) or publicly available information, and portions of the information herein may be based upon certain statements, estimates and forecasts provided by the Company with respect to the anticipated future performance of the Company. We have relied upon the accuracy and completeness of the foregoing information, and have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of the Company, or any other entity, or concerning solvency or fair value of the Company or any other entity. With respect to financial forecasts, we have assumed that they have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management of the Company as to the future financial performance of the Company. We assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based. The information set forth herein is based upon economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, unless indicated otherwise. These materials and the information contained herein are confidential and may not be disclosed publicly or made available to third parties without the prior written consent of Lazard; provided, however, that you may disclose to any and all persons the U.S. federal income tax treatment and tax structure of the transaction described herein and the portions of these materials that relate to such tax treatment or structure. These materials are preliminary and summary in nature and do not include all of the information that the Company should evaluate in considering a possible transaction. Nothing herein shall constitute a commitment or undertaking on the part of Lazard or any related party to provide any service. These materials do not constitute tax, accounting, actuarial, legal or other specialist advice, and Lazard shall have no duties or obligations to you in respect of these materials or other advice provided to you, except to the extent specifically set forth in an engagement or other written agreement, if any, that is entered into by Lazard and you. LAZARD

CONFIDENTIAL PROJECT BASEBALL
Table of Contents
I BACKGROUND INFORMATION 1
II ROYALS STANDALONE VALUATION ANALYSIS 4
III BRAVES STANDALONE VALUATION ANALYSIS 12
IV PRO FORMA FINANCIAL ANALYSIS 17
SUPPORTING MATERIALS
A Supplementary Capital Market Materials 27
B Supplementary Financial Materials 34
C Supplementary Valuation Materials 39
LAZARD

CONFIDENTIAL PROJECT BASEBALL
I Background Information
LAZARD

PROJECT BASEBALL I BACK GROUND INFORMATION
Project Baseball Status Update
On October 20, 2016, Braves submitted a non-binding proposal for an acquisition of Royals, whereby each outstanding share of Royals’ common stock not already owned by Braves (remaining 58%) would be converted into the right to receive $24.13 in cash and 0.5502 Braves shares
– Based on Braves’ closing share price of £48.03 and a £/$ exchange rate of 1.2250 as of the close of business on October 20, 2016, this proposal valued each Royals share at $56.50
Per the Governance Agreement, consummating the transaction contemplated by the Braves’ proposal requires the approval of a majority of the “Other Directors” (as defined in the Governance Agreement)
– The Royals Board formed a transaction committee made up solely of the Other Directors (the “Transaction Committee”) to evaluate and negotiate the Braves proposal
Following discussions and negotiations, the parties have agreed (subject to Board and Transaction Committee approval and final documentation) to an offer of $29.44 in cash and a number of Braves ADSs equal to 0.5260 of a Braves ordinary share (each Braves ADS1 represents two Braves ordinary shares)
– Based on Braves’ closing ADS price of $115.21 as of January 13, 2017, the offer would value each Royals share at $59.74 and would represent a premium of 26.6% over the Royals unaffected closing share price of $47.17 on October 20, 2016
Assuming completion of final documentation, the proposed transaction would be subject to:
– The affirmative vote of a majority of the outstanding shares of Royals common stock, and Braves is required to vote its Royals shares in favor of the Merger
– The affirmative vote of a majority of the total shares of Royals common stock outstanding and present in person or represented by proxy at the Royals shareholders’ meeting that are not owned, directly or indirectly, by Braves or its subsidiaries or any of Royals’ subsidiaries
– The affirmative vote of a majority in voting power of the Braves shareholders present in person or represented by proxy at the Braves shareholders’ meeting
– The registration and listing of Braves ADSs and shares, and
– The satisfaction of other customary conditions, including regulatory approvals and consents
Finalization of the transaction would also be subject to the approval of the Other Directors, per the Governance Agreement
The proposed transaction would not be subject to any financing condition
1 Prior to closing, Braves intends to effect a forward split of the Braves ADSs such that each Braves ADS will represent 1 Braves ordinary share. LAZARD 1

PROJECT BASEBALL | BACKGROUND INFORMATION

Overview of Braves Proposals and Final Offer

($ in billions, except per share data)

Share Price Evolution Since Announcement



60.00
58.00
56.00
54.00
52.00
50.00
48.00
46.00
44.00
42.00
40.00
$47.17
10/20/16
11/6/16
11/23/16
12/10/16
12/27/16
1/13/17
Braves Jan-10 Proposal $59.74¹
Braves Dec-20 Proposal $58.86
Braves Dec-5 Proposal $57.81
Royals $55.97 +19%
Braves Oct-20 Proposal $55.84
S&P 500 +6%
Braves £47.30 (2%) (GBP)
Braves ADR $115.21 (2%) (USD)

Braves Final Offer per Royals Share



Unaffected Share Price
Final Offer¹
Total Consideration for 58% Interest
~$24.5bn 49.3%
~$25.2bn 50.7%
~$49.7bn 100%
$47.17
$29.44
$30.30
$59.74
Cash
Stock
Total

	Unaffected Share Price	Final Offer¹
Premium to Unaffected		26.6%
Premium to Current	(15.7%)	6.7%
2016 EBITDA Multiple	13.3x	16.3x
Adj. 2016 EBITDA Multiple²	13.0x	16.0x
Exchange Ratio		*GBP Share Price:* 0.5260x *ADR:* 0.2630x
Royals Shareholders Pro Forma Ownership		18.9%

Source: FactSet as of 1/13/17, Wall Street research.

Note: Braves and S&P 500 are indexed to Royals as of 10/20/16.

1 Based on Braves ADR closing price of $115.21 as of 1/13/17 (each ADR represents 2 Braves ordinary shares); based on 1,433m fully diluted shares (1,426m basic shares outstanding and 7.1m dilutive securities) as per Royals Management as of 1/15/17 and 601.4m shares owned by Braves, as per 13D filing dated 10/20/16.

2 Includes adjustments for run-rate Lantern synergies in the amount of $113.6m.

LAZARD 2

PROJECT BASEBALL | BACKGROUND INFORMATION

Royals Analysis at Various Prices

($ in billions, except per share data)

		Royals							Braves	
				Braves Offers						
		Market Price		First Offer		Revised Offers		Final Offer	Market Price	
	Metric	10/20	01/13	10/20	01/13	12/5	12/20	01/13	10/20	01/13
Cash Consideration				*$24.13*		*$29.44*	*$29.44*	*$29.44*		
Stock Consideration (Exchange Ratio) - GBP Share Price / ADR				*0.5502x / 0.2751x*		*0.4923x / 0.2462x*	*0.5105x / 0.2553x*	*0.5260x / 0.2630x*		
Value per Royals Share		**$47.17**	**$55.97**	**$56.50[3]**	**$55.84[3]**	**$56.60[3]**	**$58.30[3]**	**$59.74[4]**	**£48.03**	**£47.30**
% Premium to Current ($55.97) - 01/13		*(16%)*	*0%*	*1%*	*(0%)*	*1%*	*4%*	*7%*		
% Premium to Unaffected Share Price ($47.17) - 10/20		*0%*	*19%*	*20%*	*18%*	*20%*	*24%*	*27%*		
% Premium to 30-Day VWAP through 10/20 ($47.13)		*0%*	*19%*	*20%*	*18%*	*20%*	*24%*	*27%*		
% Premium to 52-Week High[1] ($54.48) - 07/05		*(13%)*	*3%*	*4%*	*2%*	*4%*	*7%*	*10%*		
FDSO		*1,431*	*1,433*	*1,431*	*1,433*	*1,433*	*1,433*	*1,433*	*1,874*	*1,874*
Implied Equity Value		**$67.5**	**$80.2**	**$80.8**	**$80.0**	**$81.1**	**$83.5**	**$85.6**	**$110.2**	**$108.0**
58% of Implied Equity Value		*39.1*	*46.5*	*46.9*	*46.4*	*47.0*	*48.4*	*49.6*		
Enterprise Value Bridge		11.2	10.9	11.2	10.9	10.9	10.9	10.9	(15.5)	(23.8)
Implied Enterprise Value		**$78.7**	**$91.1**	**$92.1**	**$90.9**	**$92.0**	**$94.4**	**$96.5**	**$94.7**	**$84.2**
EV/EBITDA	***Metric***									
LTM	$5.7	13.8x	15.9x	16.1x	15.9x	16.1x	16.5x	16.9x	13.8x	12.4x
2016E	$5.9	13.3x	15.4x	15.5x	15.3x	15.5x	15.9x	16.3x	13.1x	11.7x
Adj. 2016E[2]	$6.0	13.0x	15.1x	15.2x	15.0x	15.2x	15.6x	16.0x	–	–
2017E	$6.3	12.5x	14.4x	14.6x	14.4x	14.6x	15.0x	15.3x	12.1x	10.8x
2018E	$6.9	11.4x	13.2x	13.4x	13.2x	13.4x	13.7x	14.0x	11.4x	10.2x
P/E										
2016E	$2.28	20.7x	24.6x	24.8x	24.5x	24.9x	25.6x	26.2x	19.1x	18.8x
2017E	2.53	18.6x	22.1x	22.3x	22.0x	22.3x	23.0x	23.6x	17.2x	16.9x

Source: *Royals Management projections.*

Note: Both Braves and Royals FDSO count and enterprise value bridge as of 12/31/16 (except for data as of 10/20, which is based on the latest public information available (September 30, 2016 for Royals and June 30, 2016 for Braves)), as per Royals Management; exchange rate of 1.2186 £/$ as of 1/13/17, as per Bloomberg; based on 1,433m fully diluted shares (1,426m basic shares outstanding and 7.1m dilutive securities) as per Royals Management as of 1/15/17 and 601.4m shares owned by Braves, as per 13D filing dated 10/20/16.

1. Refers to 52-week high intraday price as of 10/20/2016, per Bloomberg.
2. Includes adjustments for run-rate Lantern synergies in the amount of $113.6m.
3. Based on Braves GBP share price (ordinary shares).
4. Based on Braves ADR price.

LAZARD 3

CONFIDENTIAL PROJECT BASEBALL
II Royals Standalone Valuation Analysis
LAZARD

PROJECT BASEBALL II ROYALS STANDALONE VALUATION ANALYSIS
Overview of Royals Management Projections ($ in millions)
Operating Income (U.S. GAAP) ’16E – ’18E ’18E – ’21E ’16E – ’21E CAGR CAGR CAGR
% Operating Margin 47% 48% 49% 50% 52% 54%
CAGR 8.0% 7.7% 8.3% 8.0%
Royals Management Projections $5,810 $6,181 $6,736 $7,190 $7,880 $8,548
Consensus1 $5,822 $6,298 $6,658 6.9%
2016E 2017E 2018E 2019E 2020E 2021E
Unlevered FCF2 $3,793 $4,050 $4,482 $4,958 $5,406
Source: Royals Management projections.
Note: Figures based on Royals Management projections (U.S. GAAP); not pro forma for IFRS adjustments of ~$190m per year.
1 Source: FactSet as of 1/13/17.
2 Refer to page 7 for detailed breakdown of Royals unlevered free cash flow calculation.
LAZARD 4

PROJECT BASEBALL II ROYALS STANDALONE VALUATION ANALYSIS
Standalone Valuation Analysis Overview
Focused on three primary methodologies
– Discounted cash flow (DCF) analysis
– Precedent transaction benchmarks in the tobacco space: based on LTM EBITDA multiples applied to Royals 2016E EBITDA
– Trading comparable benchmarks in the tobacco space: based on 2017E P/E and EBITDA multiples
Based on Royals Management projections
Performed selected analyses to provide additional context (for reference only)
– Royals share price evolution over past year
– Premia paid in selected precedent transactions
– Analyst price targets
LAZARD 5

PROJECT BASEBALL | II ROYALS STANDALONE VALUATION ANALYSIS

Royals Preliminary Valuation Summary

($ per share)

	Methodology		Equity Value per Share (Low)	Equity Value per Share (High)	Comments
1	DCF Valuation Standalone		$50.03	$73.38	• Based on Royals Management 5-year projections • DCF valuation as of December 31, 2016 • Weighted average cost of capital of 5.00% – 6.00% • Perpetuity growth rate of (0.5%) – 0.5% • Does not include value of potential combination synergies • Based on December 31, 2016 net debt of $10.9bn and FDSO of 1,433m as per Royals Management guidance
2	Precedent Transactions	2016E EBITDA	$42.08	$54.50	• 12.0x – 15.0x LTM EBITDA valuation range based on selected precedent tobacco transactions • Applied to Royals 2016E EBITDA of $5.9bn and Royals adjusted 2016E EBITDA of $6.1bn as per Royals Management • Based on December 31, 2016 net debt of $10.9bn and FDSO of 1,433m as per Royals Management guidance
		Adj. 2016E EBITDA[1]	$43.03	$55.69	
3	Trading Comparables	EBITDA-Based	$40.86	$49.67	• 11.0x – 13.0x 2017E EBITDA and 17.0x – 20.0x P/E valuation ranges based on relevant peer sample • Applied to Royals 2017E EBITDA and EPS of $6.3bn and $2.53, respectively, as per Royals Management projections • Based on December 31, 2016 net debt of $10.9bn and FDSO of 1,433m as per Royals Management guidance
		P/E-Based	$43.08	$50.68	
For reference only	52-Week High/Low *(Up to 10/20)*		$43.38	$54.48	• Intraday 52-week high and low prices as per Bloomberg as of October 20, 2016 • Low: October 19, 2016 • High: July 5, 2016
For reference only	Precedent Premia		$56.60	$63.68	• Range of 20% - 35% premium, based on precedent public company transactions (i) from 2011 to 2016 with the target in the U.S. and deal values greater than $500m and (ii) from 2005 to 2016, where significant shareholders with >20% ownership of the target acquires the remaining shares of the company • Premia applied to Royals unaffected share price of $47.17 as of October 20, 2016
For reference only	Analyst Price Targets		$47.00	$62.00	• Price target range as per Bloomberg as of October 20, 2016 • Includes forward price targets (not discounted back)

Braves Final Offer[3]: $59.74

Royals Selected Prices → 30-Day VWAP[2]: $47.13 | 10/20 Price: $47.17

LAZARD

Source: *Royals Management projections, Bloomberg, FactSet as of 1/13/17.*
Note: Analysis based on December 31, 2016 net debt of $10.9bn and FDSO of 1,433m as per Royals Management guidance.
1 Includes adjustments for run-rate Lantern synergies in the amount of $113.6m.
2 As of October 20, 2016.
3 Based on Braves ADR price of $115.21 as of 1/13/17, exchange ratio of 0.2630x (0.5260x for Braves ordinary share price) and $29.44 cash per share.

6

PROJECT BASEBALL II ROYALS STANDALONE VALUATION ANALYSIS

1 Royals DCF Valuation Analysis (as of 12/31/2016)

($ in billions, expect per share data)

	Management Projections 2017E	2018E	2019E	2020E	2021E	TY	'16E-'21E CAGR
Sales	**$13,009**	**$13,621**	**$14,331**	**$15,095**	**$15,909**	**$15,909**	*5.0%*
% Growth	*4.3%*	*4.7%*	*5.2%*	*5.3%*	*5.4%*		
EBITDA	**$6,313**	**$6,877**	**$7,329**	**$8,026**	**$8,696**	**$8,696**	*7.9%*
% Margin	*48.5%*	*50.5%*	*51.1%*	*53.2%*	*54.7%*	*54.7%*	
EBIT	**$6,181**	**$6,736**	**$7,190**	**$7,880**	**$8,548**	**$8,548**	*8.0%*
% Margin	*47.5%*	*49.5%*	*50.2%*	*52.2%*	*53.7%*	*53.7%*	
Less: Taxes	(2,237)	(2,450)	(2,625)	(2,881)	(3,128)	(3,128)	
% Tax Rate	*36.2%*	*36.4%*	*36.5%*	*36.6%*	*36.6%*	*36.6%*	
Unlevered Net Income	**$3,944**	**$4,286**	**$4,565**	**$5,000**	**$5,420**	**$5,420**	*8.2%*
Plus: D&A	132	141	139	146	148	150	
Less: Capex	(255)	(189)	(150)	(150)	(150)	(150)	
Plus/(Less): Change in NWC	38	12	19	0	10	0	
Plus/(Less): Settlement, net	322	119	177	98	91	91	
Plus/(Less): Pension Expense	(251)	(251)	(251)	(251)	(251)	(151)	
Plus/(Less): Deferred Tax	(19)	29	3	66	66	0	
Plus/(Less): Income Taxes	(55)	(11)	(46)	(19)	0	0	
Plus/(Less): All Other, net	(63)	(86)	26	68	72	0	
Unlevered FCF	**$3,793**	**$4,050**	**$4,482**	**$4,958**	**$5,406**	**$5,360**	*12.3%*

WACC	PV of FCF's '17E-'21E	PV of Terminal Value ($bn) at TVGR of (0.5%)	0.0%	0.5%	Enterprise Value ($bn) at TVGR of (0.5%)	0.0%	0.5%	Implied Equity Value ($bn) at TVGR of (0.5%)	0.0%	0.5%
5.00%	$20.0	$77.8	$86.1	$96.1	**$97.8**	**$106.0**	**$116.1**	**$86.9**	**$95.1**	**$105.2**
5.50%	19.7	69.9	76.6	84.7	**89.6**	**96.3**	**104.4**	**78.7**	**85.4**	**93.5**
6.00%	19.5	63.1	68.7	75.3	**82.6**	**88.2**	**94.8**	**71.7**	**77.3**	**83.9**

WACC	Implied Equity Value/Share at TVGR of (0.5%)	0.0%	0.5%	Terminal Value as % of EV at TVGR of (0.5%)	0.0%	0.5%	Implied TV EBITDA Multiple at TVGR of (0.5%)	0.0%	0.5%
5.00%	**$60.64**	**$66.38**	**$73.38**	80%	81%	83%	11.4x	12.6x	14.1x
5.50%	**54.89**	**59.59**	**65.23**	78%	80%	81%	10.5	11.5	12.7
6.00%	**50.03**	**53.94**	**58.56**	76%	78%	79%	9.7	10.6	11.6

Source: *Royals Management projections.*
Note: Analysis based on December 31, 2016 net debt of $10.9bn and FDSO of 1,433m as per Royals Management guidance; assumes midyear convention.

LAZARD 7

PROJECT BASEBALL

II ROYALS STANDALONE VALUATION ANALYSIS

1 Royals DCF Valuation Sensitivity Analysis

	Base Case Assumption	Sensitivity	Per Share Value Impact[1]
Revenue Growth	• 2016E– 2021E Revenue CAGR: 5.0%	+/- 0.5pts in annual revenue growth from 2017E onwards	($1.48) $1.51
Operating Margin	• Margin expansion from 47.5% in 2017E to 53.7% in 2021E • 2017E– 2021E average of 50.6%	+/- 200 bps. annually from 2017E onwards	($2.57) $2.57
WACC	• Discount rate ranging from 5.00% to 6.00% • Midpoint of 5.50%	+/- 0.5pts vs. midpoint	($5.65) $6.78
PGR	• Range of (0.5%) to 0.5% • Midpoint of 0.0%	+/- 0.5pts vs. midpoint	($4.70) $5.64
Synergies	• No synergies in base case DCF • $500m estimated operational synergies, per Royals Management guidance	+/- $100m of synergies	($0.67) $0.67
Tax Rate	• Tax rate ranging from 36.2% to 36.6% between 2017E and 2021E • 2017E– 2021E average of 36.4%	-6.5pts of effective tax rate (c. 30%) -11.5pts of effective tax rate (c. 25%) -16.5pts of effective tax rate (c. 20%)	$6.98 $12.35 $17.72

Source: *Royals Management projections.*

Note: Analysis based on December 31, 2016 net debt of $10.9bn and FDSO of 1,433m as per Royals Management guidance; DCF valuation as of December 31, 2016.

1 Difference in per share impact compared to the midpoint Royals DCF value in the base case, with WACC of 5.50% and PGR of 0%, for each sensitivity.

LAZARD

8

PROJECT BASEBALL II ROYALS STANDALONE VALUATION ANALYSIS

2 Selected Precedent Transactions

($ in billions)

Ann. Date	Acquiror	Target	Target Description	Ent. Value (USD)	Ent. Value/ Sales	Ent. Value/ EBITDA
Jun-2015	British American Tobacco	TDR	Leading independent cigarette manufacturer in Central Europe	603	3.06x [1]	12.5x [1]
Feb-2015	British American Tobacco	Souza Cruz (24.7%)	Brazilian based manufacturer of cigarettes	13,741	6.44x [2]	15.1x [2]
Jul-2014	Imperial Tobacco Group	Reynolds American	US portfolio of tobacco products initially ow ned by Lorillard	7,100	2.96x [3]	8.8x [3]
Jul-2014	Reynolds American	Lorillard	Third largest cigarette manufacturer in the US	27,387	3.93x [4]	13.1x [4]
May-2012	Japan Tobacco	Gryson	Belgian manufacturer of RYO tobacco	598	5.48x [5]	12.3x [5]
Jul-2011	Japan Tobacco	Haggar Cigarette & Tobacco Factory	Market leading Sudanese cigarette manufacturer	450	NA [6]	9.9x [6]
May-2011	British American Tobacco	Protabaco	Colombia's second largest cigarette manufacturer	452	4.11x [7]	11.3x [7]
Jun-2009	British American Tobacco	PT Bentoel Internasional Investama	Fourth largest Indonesian cigarette manufacturer	744	1.27x [8]	14.0x [8]
Sep-2008	Altria Group	UST	Leading U.S. manufacturer of smokeless tobacco	11,655	5.85x [9]	12.2x [9]
Jul-2008	Philip Morris International	Rothmans	Canadian cigarette manufacturer; produces Dunhill cigarettes	1,966	5.01x [10]	9.6x [10]
Feb-2008	British American Tobacco	Tekel (Cigarette business)	Cigarette business of Turkey-based Tekel	1,720	2.25x [11]	11.4x [11]
Feb-2008	British American Tobacco	Skandinavisk Tobakskompagni	Cigarette business of Denmark-based STG	4,089	4.40x [12]	11.2x [12]
Nov-2007	Altria Group	John Middleton	U.S. based manufacturer of pipe tobacco and machine-made cigars	2,900	8.06x [13]	15.7x [13]
Jul-2007	Imperial Tobacco Group	Altadis	Largest producer of mass market and premium cigars; based in Spain	22,370	4.08x [14]	14.2x [14]
Feb-2007	Imperial Tobacco Group	Commonw ealth Brands	Fourth largest cigarette manufacturer in the U.S.	1,899	5.46x [15]	10.9x [15]
Jan-2007	Philip Morris International	Lakson Tobacco	Second largest tobacco company in Pakistan	675	4.20x [16]	14.6x [16]
Dec-2006	Japan Tobacco	Gallaher Group	U.K. based tobacco manufacturer; produces Benson & Hedges	19,036	3.75x [17]	12.8x [17]
Apr-2006	Reynolds American	Conw ood Company	Second largest manufacturer of smokeless tobacco in the US	3,500	7.78x [18]	13.5x [18]
Mar-2005	Philip Morris International	PT HM Sampoerna	Indonesia's third largest manufacturer	5,120	5.33x [19]	14.0x [19]
				Mean	4.63x	12.5x
				Median	4.30x	12.5x

LAZARD *Source: Company filings.*
Note: For footnotes please refer to Appendix pages 51 and 52.

9

PROJECT BASEBALL II ROYALS STANDALONE VALUATION ANALYSIS

3 Trading Comparables – Based on Consensus Figures

($ in billions, except per share data)

Company	Share Price (01/13/17)	% of 52-Week High	MV	EV	EV / EBITDA 2016E	EV / EBITDA 2017E	EV / EBITDA 2018E	P / E 2016E	P / E 2017E	P / E 2018E	2017E PEG Ratio	2016-2018 EPS Growth	2017E EBITDA Margin	2016E Net Leverage
Global Majors														
Philip Morris[1]	$90.40	87%	$141	$167	14.3x	13.5x	12.5x	20.1x	18.9x	17.3x	2.4x	8%	45%	2.2x
Braves[2]	£47.30	94%	108	86	12.1	10.8	10.3	19.2	16.7	15.5	1.5	11%	40%	3.1
Japan Tobacco[3]	JPY3,870	80%	61	65	10.1	10.1	9.6	16.6	16.4	15.5	7.0	4%	33%	0.6
Imperial Brands[4]	£35.90	87%	42	57	12.5	11.4	11.1	14.4	13.1	12.4	1.7	7%	47%	3.3
Median					12.3x	11.1x	10.7x	17.9x	16.6x	15.5x	2.0x	8%	43%	2.6x
Mean					12.2	11.5	10.8	17.6	16.3	15.2	3.1	8%	41%	2.3
US / European														
Altria[5]	$67.58	97%	$132	$124	13.2x	12.6x	11.9x	22.3x	20.2x	18.6x	2.5x	9%	50%	1.2x
Royals[6]	$55.97	100%	80	91	15.3	14.2	13.5	24.3	21.9	20.3	2.2	10%	49%	1.9
Swedish Match[7]	SEK285.10	90%	6	6	12.3	11.6	11.2	18.3	17.2	15.9	2.1	7%	28%	1.2
Scandinavian Tobacco[8]	DKK121.50	99%	2	2	10.7	10.0	9.5	12.9	12.2	11.7	3.1	5%	21%	1.8
Median					12.8x	12.1x	11.6x	20.3x	18.7x	17.3x	2.4x	8%	39%	1.5x
Mean					12.9	12.1	11.5	19.5	17.9	16.6	2.5	8%	37%	1.5
Memo (unaffected price as of 10/20):														
Royals	$47.17	87%	$67	$79	13.2x	12.3x	11.6x	20.5x	18.5x	17.1x	1.8x	10%	49%	1.9x
Braves	£48.03	95%	110	95	13.3	12.0	11.3	19.6	17.4	16.1	1.6	10%	40%	3.1

Source: Company filings, FactSet as of 1/13/17; refer to page 50 for detailed footnotes.
Note: Financials calendarized to December year-end; net leverage calculated as current net debt divided by 2016E EBITDA; all Royals and Braves figures shown in this analysis based on market values and consensus data as per FactSet and latest publicly available share count and capital structure per company filings (Royals balance sheet as of Q3 2016 and Braves balance sheet as of 1H 2016).

LAZARD 10

PROJECT BASEBALL II ROYALS STANDALONE VALUATION ANALYSIS
2 Trading Comparables and Precedent Transaction Valuation Worksheet
3 ($ and share count in billions, except per share data)
TRADING COMPARABLES PRECEDENT TRANSACTIONS
EBITDA-Based (2017E) P/E-Based (2017E) EBITDA-Based (2016E)
Low High Low High Low High
Metric $6.3 $2.53 $5.9
Selected Multiple Range 11.0x 13.0x 17.0x 20.0x 12.0x 15.0x
Enterprise Value $69.4 $82.1 – – $71.2 $89.0
Less: Net Debt ($10.9) – – ($10.9)
Equity Value $58.5 $71.2 – – $60.3 $78.1
Fully Diluted Shares 1.433 – – 1.433
Implied Value Per Share $40.86 $49.67 $43.08 $50.68 $42.08 $54.50
Source: Royals Management projections, FactSet as of 1/13/17.
Note: Based on December 31, 2016 net debt of $10.9bn and FDSO of 1,433m as per Royals Management guidance.
LAZARD 11

CONFIDENTIAL PROJECT BASEBALL
III Braves Standalone Valuation Analysis
LAZARD

PROJECT BASEBALL III BRAVES STANDALONE VALUATION ANALYSIS
Overview of Braves Financial Projections
($ in millions)
’16E – ’18E ’18E – ’21E ’16E – ’21E
Operating Income (IFRS) CAGR CAGR CAGR
% Operating
Margin 37% 37% 38% 38% 39% 39%
CAGR $9,182 7.6% 5.6% 6.4%
6.4% $8,701
$7,804 $8,241
$7,360
Braves $6,739
Projections
(Royals
Management
projections)
Consensus1 $6,644 $7,454 $7,817 8.5%
2016E 2017E 2018E 2019E 2020E 2021E
Unlevered FCF2 $4,030 $4,489 $4,895 $5,220 $5,563
Source: Royals Management projections.
Note: Figures based on Royals Management projections of Braves financials; Royals Management has provided five-year projections for Braves, which projections were based in part on certain financial information for Braves prepared by Braves Management and provided to Royals; exchange rate of 1.2186 £/$ as of 1/13/17.
1 Source: FactSet as of 1/13/17.
2 Refer to page 14 for detailed breakdown of Braves unlevered free cash flow calculation.
LAZARD 12

PROJECT BASEBALL
III BRAVES STANDALONE VALUATION ANALYSIS

Braves Preliminary Valuation Summary

($ per share)

	Methodology	Equity Value per Share	Comments
1	DCF Valuation Standalone	£44.09 ($53.73) – £54.72 ($66.68)	• Based on Royals Management projections of Braves financials • DCF valuation as of December 31, 2016 • WACC of 6.00% – 7.00% • PGR of (0.5%) – 0.5% • Does not include value of potential combination synergies • Based on December 31, 2016 net debt of £16.2bn and FDSO of 1,874m as per Royals Management guidance
2	Trading Comparables	EBITDA-Based: £41.79 ($50.92) – £52.04 ($63.42) P/E-Based: £44.74 ($54.52) – £53.13 ($64.74)	• 10.0x – 13.0x 2017E EBITDA and 16.0x – 19.0x P/E valuation ranges based on relevant peer sample • Applied to Braves 2017E EBITDA and EPS of £6.4bn and £2.80, respectively, as per Royals Management projections • Based on December 31, 2016 net debt of £16.2bn and FDSO of 1,874m as per Royals Management guidance
For reference only	52-Week High/Low *(Up to 10/20)*	£35.36 ($43.09) – £51.35 ($62.58)	• Intraday 52-week high and low prices as per Bloomberg as of October 20, 2016 • Low: January 15, 2016 • High: July 6, 2016
For reference only	Analyst Price Targets	£43.00 ($52.40) – £60.00 ($73.12)	• Price target range as per Bloomberg as of October 20, 2016 • Includes forward price targets (not discounted back)

Braves Selected Prices → 10/20 Price: £48.03 | 30-Day VWAP[1]: £48.55

Source: Royals Management projections.

Note: Figures based on Royals Management projections of Braves financials; Royals Management has provided five-year projections for Braves, which projections were based in part on certain financial information for Braves prepared by Braves Management and provided to Royals; exchange rate of 1.2186 £/$ as of 1/13/17; analysis based on December 31, 2016 net debt of £16.2bn and FDSO of 1,874m as per Royals Management guidance.

1 As of October 20, 2016.

LAZARD
13

PROJECT BASEBALL III BRAVES STANDALONE VALUATION ANALYSIS
1 Braves Standalone DCF Valuation Analysis (as of 12/31/2016)
(£ in millions, expect per share data)
Projected ’17E-’21E
2017E 2018E 2019E 2020E 2021E TY CAGR
Revenue £16,316 £16,969 £17,647 £18,353 £19,087 £19,087 4.0%
% Growth 4.0% 4.0% 4.0% 4.0%
EBITDA £6,405 £6,769 £7,128 £7,505 £7,900 £7,900 5.4%
% Margin 39.3% 39.9% 40.4% 40.9% 41.4% 41.4%
EBIT 6,040 6,404 6,763 7,140 7,535 7,535 5.7%
% Margin 37.0% 37.7% 38.3% 38.9% 39.5% 39.5%
Less: Taxes (1,752) (1,857) (1,961) (2,071) (2,185) (2,185)
% Tax Rate (29.0%) (29.0%) (29.0%) (29.0%) (29.0%) (29.0%)
Unlevered Net Income £4,288 £4,547 £4,802 £5,069 £5,350 £5,350 5.7%
Plus: D&A 365 365 365 365 365 365
Less: Capex (600) (600) (600) (600) (600) (600)
Less: Change in NWC (120) (300) (300) (300) (300) (300)
Less: Pension Expense (626) (328) (250) (250) (250) (250)
Unlevered FCF £3,307 £3,684 £4,017 £4,284 £4,565 £4,565 8.4%
PV of Terminal Value Enterprise Value Implied Equity Value
PV of FCF’s at TVGR of at TVGR of at TVGR of
WACC ’17E-’21E (0.5%) 0.0% 0.5% (0.5%) 0.0% 0.5% (0.5%) 0.0% 0.5%
6.00% 17.1 £53.8 £58.5 £64.2 £70.8 £75.6 £81.2 £92.1 £96.9 £102.6
6.50% 16.9 48.9 52.9 57.6 65.7 69.8 74.5 87.1 91.1 95.8
7.00% 16.7 44.7 48.1 52.1 61.3 64.8 68.7 82.6 86.1 90.0
Implied Equity Value/Share Terminal Value as % of EV Implied TV EBITDA Multiple
at TVGR of at TVGR of at TVGR of
WACC (0.5%) 0.0% 0.5% (0.5%) 0.0% 0.5% (0.5%) 0.0% 0.5%
6.00% £49.16 £51.71 £54.72 76% 77% 79% 9.1x 9.9x 10.9x
6.50% 46.45 48.59 51.10 74% 76% 77% 8.5 9.2 10.0
7.00% 44.09 45.92 48.04 73% 74% 76% 7.9 8.5 9.2
Source: Royals Management projections.
Note: Figures based on Royals Management projections of Braves financials; Royals Management has provided five-year projections for Braves, which projections were based in part on certain financial information for Braves prepared by Braves Management and provided to Royals; analysis based on December 31, 2016 net debt of £16.2bn and FDSO of 1,874m as per Royals Management guidance; stake in ITC valued at £10.9bn (30% of market value as of 1/13/17); stake in Royals valued at £29.4bn (using midpoint DCF of $85.4bn, at WACC of 5.5%, PGR of 0% and exchange rate of 1.2186 £/$ as of 1/13/17).
LAZARD 14

PROJECT BASEBALL III BRAVES STANDALONE VALUATION ANALYSIS

2 Trading Comparables – Based on Consensus Figures

($ in billions, except per share data)

Company	Share Price (01/13/17)	% of 52-Week High	MV	EV	EV / EBITDA 2016E	EV / EBITDA 2017E	EV / EBITDA 2018E	P / E 2016E	P / E 2017E	P / E 2018E	2017E PEG Ratio	2016-2018 EPS Growth	2017E EBITDA Margin	2016E Net Leverage
Global Majors														
Philip Morris[1]	$90.40	*87%*	$141	$167	14.3x	13.5x	12.5x	20.1x	18.9x	17.3x	2.4x	*8%*	*45%*	2.2x
Braves[2]	£47.30	*94%*	108	86	12.1	10.8	10.3	19.2	16.7	15.5	1.5	*11%*	*40%*	3.1
Japan Tobacco[3]	JPY3,870	*80%*	61	65	10.1	10.1	9.6	16.6	16.4	15.5	7.0	*4%*	*33%*	0.6
Imperial Brands[4]	£35.90	*87%*	42	57	12.5	11.4	11.1	14.4	13.1	12.4	1.7	*7%*	*47%*	3.3
			Median		12.3x	11.1x	10.7x	17.9x	16.6x	15.5x	2.0x	*8%*	*43%*	2.6x
			Mean		12.2	11.5	10.8	17.6	16.3	15.2	3.1	*8%*	*41%*	2.3
US / European														
Altria[5]	$67.58	*97%*	$132	$124	13.2x	12.6x	11.9x	22.3x	20.2x	18.6x	2.5x	*9%*	*50%*	1.2x
Royals[6]	$55.97	100%	80	91	15.3	14.2	13.5	24.3	21.9	20.3	2.2	*10%*	*49%*	1.9
Swedish Match[7]	SEK285.10	*90%*	6	6	12.3	11.6	11.2	18.3	17.2	15.9	2.1	*7%*	*28%*	1.2
Scandinavian Tobacco[8]	DKK121.50	*99%*	2	2	10.7	10.0	9.5	12.9	12.2	11.7	3.1	*5%*	*21%*	1.8
			Median		12.8x	12.1x	11.6x	20.3x	18.7x	17.3x	2.4x	*8%*	*39%*	1.5x
			Mean		12.9	12.1	11.5	19.5	17.9	16.6	2.5	*8%*	*37%*	1.5
Memo (unaffected price as of 10/20):														
Royals	$47.17	*87%*	$67	$79	13.2x	12.3x	11.6x	20.5x	18.5x	17.1x	1.8x	*10%*	*49%*	1.9x
Braves	£48.03	*95%*	110	95	13.3	12.0	11.3	19.6	17.4	16.1	1.6	*10%*	*40%*	3.1

LAZARD

Source: *Company filings, FactSet as of 1/13/17; refer to page 50 for detailed footnotes.*
Note: Financials calendarized to December year-end; net leverage calculated as current net debt divided by 2016E EBITDA; all Royals and Braves figures shown in this analysis based on market values and consensus data as per FactSet and latest publicly available share count and capital structure per company filings (Royals balance sheet as of Q3 2016 and Braves balance sheet as of 1H 2016).

15

PROJECT BASEBALL III BRAVES STANDALONE VALUATION ANALYSIS
2 Trading Comparables Valuation Worksheet
(£ and shares in billions, except per share data)
TRADING COMPARABLES
EBITDA-Based (2017E) P/E-Based (2017E)
Low High Low High
Metric £6.4 £2.80
Selected Multiple Range 10.0x 13.0x 16.0x 19.0x
Enterprise Value £64.1 £83.3 – –
Less: Net Debt (£16.2) – –
Less: Non-Controlling Interests (£2.9) – –
Plus: Equity Investments £33.4 – –
Equity Value £78.3 £97.5 – –
Fully Diluted Shares 1.874 – –
Implied Value Per Share £41.79 £52.04 £44.74 £53.13
Source: Royals Management projections.
Note: Figures based on Royals Management projections of Braves financials; Royals Management has provided five-year projections for Braves, which projections were based in part on certain financial information for Braves prepared by Braves Management and provided to Royals; exchange rate of 1.2186 £/$ as of 1/13/17; analysis based on December 31, 2016 net debt of £16.2bn and FDSO of 1,874m as per Royals Management guidance.
£33.4bn of equity investments consists of stake in ITC valued at £10.9bn (30% of market value as of 1/13/17), stake in Royals valued at $27.2bn (using 42% of midpoint equity value based on trading comparables methodology), and the market value of the non-controlling interests in listed subsidiaries.
LAZARD 16

CONFIDENTIAL
PROJECT BASEBALL
IV Pro Forma Financial Analysis
LAZARD

PROJECT BASEBALL IV PRO FORMA FINANCIAL ANALYSIS
Royals/Braves Implied Exchange Ratio Analysis
($ per share)
Does not include operational synergies or tax efficiencies
For reference only
Methodology Implied Exchange Ratio1 (Low/High – High/Low) Implied PF Ownership %
DCF Valuation 0.3088x 0.8178x 12.1% 26.6%
(Royals/Braves)
EBITDA-Based 0.1800x 0.3972x 7.4% 15.0%
Trading Comparables
(2017E)
P/E-Based 0.2106x 0.3896x 8.5% 14.7%
52-Week High/Low 0.2228x 0.5811x 9.0% 20.5%
Analyst Price Targets 0.2402x 0.6214x 9.6% 21.6%
Final Offer:
0.5260x
Final Offer:
18.9%
Source: Royals Management projections, Bloomberg and FactSet as of 1/13/2017.
1 Low-end of range reflects implied low Royals share price (less cash consideration of $29.44) divided by implied high Braves share price; high-end of range reflects implied high Royals share price (less cash consideration of $29.44) divided by implied low Braves share price.
LAZARD 17

PROJECT BASEBALL IV PRO FORMA FINANCIAL ANALYSIS
Overview of Pro Forma Braves Financial Projections
($ in millions)
% Operating Margin
Pro Forma
Unlevered FCF
’16E – ’18E ’18E – ’21E ’16E – ’21E
Operating Income (IFRS Presentation) CAGR CAGR CAGR
41% 41% 43% 44% 46% 47%
CAGR $17,081 $18,230
7.8% $15,931
$14,790
$13,542
$12,549
2016E PF 2017E PF 2018E 2019E 2020E 2021E
$7,856 $8,578 $9,741 $10,550 $11,351
8.6% 7.2% 7.8%
Assumes $250m of synergies is realized in 2018 and $500m in 2019 (no synergies in 2017)
Royals EBIT based on management forecast and pro forma for IFRS adjustments of ~$190m per year
Assumes transaction closes on 6/30/2017
Source: Royals Management projections.
Note: Royals and Braves figures based on Royals Management projections; Royals Management has provided five-year projections for Braves, which projections were based in part on certain financial information for Braves prepared by Braves Management and provided to Royals; exchange rate of 1.2186 £/$ as of 1/13/17.
LAZARD 18

PROJECT BASEBALL

IV PRO FORMA FINANCIAL ANALYSIS

Overview of Potential Operational Synergies and Tax Efficiencies

	Description	*Potential Run-Rate Benefits*	Valuation Sensitivity Analysis[1]
Operational Synergies	• Run-rate synergies of $500 million phased in over 2 years (50% in 2018 and 100% in 2019) • Implementation cost of $500 million ($250 million in 2017 and $250 million in 2018) • Potential synergies include (not an extensive list): – Consolidation of manufacturing (Mexico vs. Tobaccoville) and R&D platforms – Savings on supply chain (procurement, etc.) – Reduction of costs related to being a public company (IR, SEC expenses, Board costs, etc) – Leadership/structure efficiencies – Consolidated marketing expenses and finance, audit and communications departments – Conform certain HR related expenses (Payroll, annual bonus) – Combined portfolio of Next-Generation Products (vapor, Heat-not-burn, Niconovum AB)	*$500 million pre-tax annually*	See tables below
Tax Efficiencies	• No U.S. withholding tax on (i) Royals dividends received by Braves and (ii) shares subject to share buyback program (~$80 million savings per year) • Guarantee fee on transaction debt • Corporate overhead allocated in the U.S. *(Guarantee fee and corporate overhead: $55 million efficiency)* • Potential upside to tax efficiencies could exist, subject to structuring and other factors (e.g. intercompany debt structuring, transfer pricing, etc.)	*$135 million annual efficiencies*	See table below

Operational Synergies — Present Value ($bn) at TVGR of

WACC[2]	(0.5%)	0.0%	0.5%
5.50%	**$4.9**	**$5.3**	**$5.8**
6.00%	**4.5**	**4.8**	**5.2**
6.50%	**4.1**	**4.4**	**4.8**

Operational Synergies — Value per Share at TVGR of

WACC[2]	(0.5%)	0.0%	0.5%
5.50%	**$2.12**	**$2.30**	**$2.51**
6.00%	**1.94**	**2.09**	**2.26**
6.50%	**1.79**	**1.91**	**2.06**

Tax Efficiencies

WACC[2]	Present Value ($bn)	Present Value / Share
5.50%	**$2.5**	**$1.09**
6.00%	**2.3**	**1.00**
6.50%	**2.1**	**0.93**

LAZARD

Source: Royals Management.

1 Present value per share based on pro forma Braves share count of 2,312m shares.

2 WACC range corresponds to blended standalone Braves and Royals WACC, weighted based on 2017E EBITDA.

19

PROJECT BASEBALL
IV PRO FORMA FINANCIAL ANALYSIS

Overview of Has-Gets Analysis Methodologies

Royals Shareholder Perspective

	HAS	GETS
Discounted Cash Flow	• DCF equity value per Royals share as of 12/31/2016 • WACC range of 5.00%-6.00% • PGR range of (0.5%)-0.5%	• Cash component of $29.44 per share • Equity component composed of DCF equity value per pro forma Braves share as of 6/30/2017 (blended WACC and PGR) • Discounted to 12/31/2016 using implied blended cost of equity plus value of interim dividends ($0.46 per share in Q1 of 2017 and $0.46 per share in Q2 of 2017)
EV / EBITDA Multiple	• Standalone equity value per share implied by current 2017E EV/EBITDA multiple valuation range applied to Royals 2017E EBITDA net of the EV bridge • Multiple range of 11.0x-13.0x	• Cash component of $29.44 per share • Equity component based on blended 2017E EV/EBITDA multiple applied to Next 12 Months EBITDA as of 6/30/2017 adjusted to include full run-rate synergies – Implied multiple range of 10.5x-13.0x • Discounted to 12/31/2016 using implied blended cost of equity plus value of interim dividends ($0.46 per share in Q1 of 2017 and $0.46 per share in Q2 of 2017)
P/E Multiple	• Standalone equity value per share implied by current 2017 P/E multiple valuation range applied to Royals 2017E EPS • Multiple range of 17.0x-20.0x	• Cash component of $29.44 per share • Equity component based on blended 2017E P/E multiple applied to Next 12 Months EPS as of 6/30/2017 adjusted to include full run-rate synergies – Implied multiple range of 16.4x-9.4x • Discounted to 12/31/2016 using implied blended cost of equity plus value of interim dividends ($0.46 per share in Q1 of 2017 and $0.46 per share in Q2 of 2017)

LAZARD

Note: Assumes the transaction closes on 6/30/2017.

20

PROJECT BASEBALL IV PRO FORMA FINANCIAL ANALYSIS
Summary of Has-Gets Analysis – Royals Shareholder Perspective
DCF METHODOLOGY SELECTED MULTIPLES METHODOLOGY
DCF EV/EBITDA P/E
HAS GETS HAS GETS HAS GETS
$73.38
$70.14
$66.98
63.89
62.09 $62.40
59.59
57.94 $60.82
$56.31
$49.67 $53.51 $50.68
$50.03 46.87
45.26
$43.08
$40.86
Value Creation
Midpoint to
Midpoint: +4.2% +28.0% +36.3%
Midpoint to
Unaffected +31.6% +22.8% +35.4%
Share Price:
LAZARD 21

PROJECT BASEBALL IV PRO FORMA FINANCIAL ANALYSIS
Royals Shareholders Has-Gets – DCF-Based Valuation Analysis
Royals Shareholder Perspective
HAS-GETS
+$2.50
+4.2%
$62.09
$59.59
$32.67 in stock
1/13 Share Price:
$55.97 $29.42 in cash
PV of $29.44
+
PV of 1H 2017
Dividends
“HAS” “GETS”
Value/Share $50.03 – $73.38 $56.31 – $70.14
Royals Standalone DCF Sensitivity
Implied Equity Value/Share
at TVGR of
WACC (0.5%) 0.0% 0.5%
5.00% $60.64 $66.38 $73.38
5.50% 54.89 59.59 65.23
6.00% 50.03 53.94 58.56
Pro Forma DCF Sensitivity of Stock Consideration/Share
Stock Consideration Value/Share
Terminal Value Grow th Rate
WACC (0.5%) 0.0% 0.5%
5.50% $33.38 $36.68 $40.65
6.00% 29.93 32.67 35.92
6.50% 26.97 29.29 31.99
Note: Chart indicates the midpoint of the DCF sensitivity range.
WACC for the pro forma “Gets” calculated as the weighted average of Braves and Royals standalone WACCs, based on 2017E EBITDA
LAZARD 22

PROJECT BASEBALL IV PRO FORMA FINANCIAL ANALYSIS
Royals Shareholders Has-Gets – 2017E EV/EBITDA-Based Valuation Analysis
Royals Shareholder Perspective
HAS-GETS
+$12.68
+28.0%
$57.94
$45.26
$28.52 in stock
1/13 Share Price:
$55.97 $29.42 in cash
PV of $29.44
+
PV of 1H 2017
Dividends
“HAS” “GETS”
Value/Share $40.86 – $49.67 $53.51 – $62.40
EV/EBITDA 11.0x – 13.0x 10.5x – 13.0x
2017E
“Gets” Stock Consideration
“HAS” Multiple
11.0x 12.0x 13.0x
10.5x $24.28 $24.28 $24.28
“GETS”
Multiple 11.7x $28.52 $28.52 $28.52
13.0x $32.77 $32.77 $32.77
Has-Gets % Increase/(Decrease)
“HAS” Multiple
11.0x 12.0x 13.0x
10.5x 31.4% 18.6% 8.1%
“GETS”
Multiple 11.7x 41.8% 28.0% 16.7%
13.0x 52.2% 37.4% 25.2%
Note: Chart indicates the midpoint of the multiple range.
Gets multiples calculated as weighted average of Royals multiples (11.0x – 13.0x) and Braves multiples (10.0x – 13.0x), based on 2017E EBITDA.
LAZARD 23

PROJECT BASEBALL IV PRO FORMA FINANCIAL ANALYSIS
Royals Shareholders Has-Gets – 2017E P/E-Based Valuation Analysis
Royals Shareholder Perspective
HAS-GETS
+$17.02
+36.3%
$63.89
$46.87
$34.47 in stock
1/13 Share Price:
$55.97 $29.42 in cash
PV of $29.44
+
PV of 1H 2017
Dividends
“HAS” “GETS”
Value/Share $43.08 – $50.68 $60.82 – $66.98
P/E 2017E 17.0x – 20.0x 16.4x – 19.4x
“Gets” Stock Consideration
“HAS” Multiple
17.0x 18.5x 20.0x
16.4x $31.57 $31.57 $31.57
“GETS”
Multiple 17.9x $34.47 $34.47 $34.47
19.4x $37.38 $37.38 $37.38
Has-Gets % Increase/(Decrease)
“HAS” Multiple
17.0x 18.5x 20.0x
16.4x 41.6% 30.1% 20.4%
“GETS”
Multiple 17.9x 48.4% 36.3% 26.1%
19.4x 55.1% 42.5% 31.8%
Note: Chart indicates the midpoint of the multiple range.
Gets multiples calculated as weighted average of Royals multiples (17.0x – 20.0x) and Braves multiples (16.0x – 19.0x), based on 2017E Net Income.
LAZARD 24

PROJECT BASEBALL IV PRO FORMA FINANCIAL ANALYSIS
Pro Forma EPS: Detailed Accretion/(Dilution) Analysis
($ in millions, except per share data)
2018E 2019E
Standalone Braves EPS $3.68 $3.95
Standalone Braves FDSO 1,874 1,858
Standalone Braves Net Income 6,888 7,334
Equity income elimination (stake in Royals) & Other (1,538) (1,623)
Braves PF adjustment (1,538) (1,623)
Royals EBIT 6,736 7,190
Royals interest expense (570) (553)
Royals tax expense (2,243) (2,424)
IFRS Adjustment (tax-effected) (55) (54)
Royals PF adjustment 3,868 4,158
Synergies 214 372
Acquisition Debt interest expense, net (919) (919)
Tax shield on interest and fees 348 348
Tax expense on cash interest (11) (11)
Incremental Financing (582) (582)
Pro Forma Net Income 8,850 9,658
Pro Forma FDSO 2,312 2,312
Pro Forma “Cash” EPS $3.83 $4.18
% “Cash” Accretion/(Dilution) +4.2% +5.9%
Note: Analysis assumes transaction closes on 6/30/2017; assumes U.S. debt rate of 4.18%, U.K. debt rate of 1.8%, and financing fee of 1% on transaction debt. Figures for Braves based on Royals Management projections; debt projected for 6/30/17; Royals debt rolled over.
50% of run-rate synergies realized in 2018 ($250m) and 100% of run-rate synergies realized in 2019 ($500m); assumes 50% of implementation costs ($250m) take place in 2017 and 50% ($250m) in 2018.
LAZARD 25

PROJECT BASEBALL IV PRO FORMA FINANCIAL ANALYSIS

Pro Forma DCF Valuation Analysis (Assumes Closing as of 6/30/2017)

($ in millions, except per share data)

	Management Projections						'17E-'21E
	2H 2017E	2018E	2019E	2020E	2021E	TY	CAGR
Revenue	$16,543	$34,299	$35,835	$37,460	$39,168	$39,168	4.5%
% Growth		*4.3%*	*4.5%*	*4.5%*	*4.6%*	*0.0%*	
EBITDA (before synergies)	$7,180	$15,125	$16,015	$17,172	$18,323	$18,323	6.7%
% Margin	*43.4%*	*44.1%*	*44.7%*	*45.8%*	*46.8%*	*46.8%*	
EBIT (before synergies)	6,891	14,540	15,431	16,581	17,730	17,730	7.0%
% Margin	*41.7%*	*42.4%*	*43.1%*	*44.3%*	*45.3%*	*45.3%*	
Synergies, net	(250)	0	500	500	500	500	
Less: Taxes	(2,111)	(4,674)	(5,150)	(5,533)	(5,908)	(5,908)	
% Tax Rate	*(31.8%)*	*(32.1%)*	*(32.3%)*	*(32.4%)*	*(32.4%)*	*(32.4%)*	
Unlevered Net Income	$4,530	$9,866	$10,781	$11,548	$12,322	$12,322	7.6%
Plus: D&A	289	586	584	591	593	881	
Less: Capex	(503)	(920)	(881)	(881)	(881)	(881)	
Less: Change in NWC	(74)	(354)	(347)	(366)	(356)	(366)	
Plus/(Less): Settlement, net	984	119	177	98	91	91	
Less: Pension Expense	(557)	(651)	(556)	(556)	(556)	(456)	
Plus/(Less): Deferred Tax	(156)	29	3	66	66	0	
Plus/(Less): Income Tax & Other	147	(97)	(20)	49	72	0	
Unlevered FCF	$4,660	$8,578	$9,741	$10,550	$11,351	$11,592	9.6%

As of 6/30/2017:

WACC	PV of Tax Efficiencies	PV of FCF's Q2'17E-'21E	PV of Terminal Value ($bn) at TVGR of (0.5%)	0.0%	0.5%	Enterprise Value ($bn) at TVGR of (0.5%)	0.0%	0.5%	Implied Equity Value ($bn) at TVGR of (0.5%)	0.0%	0.5%
5.50%	$2.5	$39.6	$155.2	$170.1	$188.1	$197.3	$212.3	$230.2	$151.1	$166.0	$184.0
6.00%	2.3	39.2	140.5	153.0	167.8	182.1	194.5	209.3	135.8	148.3	163.1
6.50%	2.1	38.8	128.1	138.6	150.9	169.0	179.6	191.9	122.8	133.3	145.6

WACC for the pro forma company calculated as the weighted average of Braves and Royals standalone WACCs, based on 2017E EBITDA

WACC	Implied Equity Value/Share at TVGR of (0.5%)	0.0%	0.5%	Terminal Value as % of EV at TVGR of (0.5%)	0.0%	0.5%	Implied TV EBITDA Multiple at TVGR of (0.5%)	0.0%	0.5%
5.50%	$65.36	$71.83	$79.59	80%	81%	83%	10.5x	11.5x	12.7x
6.00%	58.76	64.16	70.54	78%	80%	81%	9.7	10.6	11.6
6.50%	53.11	57.67	62.99	77%	78%	80%	9.0	9.8	10.6

Implied cost of equity of the pro forma company WACC. Assumes net debt/cap of 15% and after-tax cost of debt of 2.1%.

Cost of Equity	Implied Equity Value/Share at TVGR of (0.5%)	0.0%	0.5%
6.09%	$63.45	$69.73	$77.27
6.68%	56.89	62.12	68.29
7.27%	51.28	55.68	60.82

Share price on 6/30/2017 discounted back to 12/31/2016 at cost of equity

LAZARD

Source: *Royals Management projections.*

Note: Figures based on Royals Management forecasts of Braves financials; Royals Management has provided five-year projections for Braves, which projections were based in part on certain financial information for Braves prepared by Braves Management and provided to Royals; analysis based on pro forma June 30, 2017 total net debt of $56.1bn (sum of Royals and Braves existing debt balances and acquisition debt), FDSO of 2,312m (based on 1,874 Braves FDSO and 0.5260x exchange ratio), equity investments of $13.5bn and minority interests of $3.6bn.

26

CONFIDENTIAL PROJECT BASEBALL
Supporting Materials
LAZARD

CONFIDENTIAL PROJECT BASEBALL
A Supplementary Capital Market Materials
LAZARD

PROJECT BASEBALL A SUPPLEMENTARY CAPITAL MARKET MATERIALS
Royals Share Price and Relative Value Evolution Since January 2013
SHARE PRICE EVOLUTION
Indexed to June 23, 2016
Royals Brexit vote
$55.00
Unaffected
50.00 10/20/16 1/13/17
Royals Royals
$47.17 $55.97
45.00 +120% +161%
40.00
35.00 Braves Braves
+55%
+53%
(GBP) (GBP)
S&P 500 S&P 500
30.00 +46%
+56%
Braves Braves
25.00 +17% +14%
(USD) (USD)
$21.44
20.00
15.00
Jan-13 Oct-13 Jul-14 Apr-15 Jan-16 Oct-16
ROYALS/BRAVES RELATIVE VALUE EVOLUTION
Better
for Royals/Braves
Royals
1.00x
0.90
Unaffected
10/20/16 1/13/17
0.83x 0.87x 1-Year Avg.
0.80 0.80x 0.97x In USD
0.79x 0.87x Since Brexit
Avg.
0.72x 0.74x Since Lantern
0.70 Avg
Since Jan
0.62x 0.64x 2013 Avg
0.60 0.60x 0.73x Local Currency
0.50
0.43x
0.40
Better
for
Braves 0.30
Jan-13 Oct-13 Jul-14 Apr-15 Jan-16 Oct-16
Source: FactSet as of 1/13/17.
Note: Royals share price divided by Braves share price at the historical £/$ exchange rate; Local currency assumes constant exchange rate of 1.6284 £/$ as of beginning of time series 1/2/13.

LAZARD

PROJECT BASEBALL A SUPPLEMENTARY CAPITAL MARKET MATERIALS
Multiple Evolution Since January 2013
NTM EV/EBITDA EVOLUTION
15x
14x
Unaffected
13x 10/20/16 1/13/17
Royals Royals
12.6x 14.6x
12x
Braves Braves
11.7x 10.5x
11x S&P500 S&P500
10.3x 10.4x
10x
9x
8x
7x
Jan-13 Oct-13 Jul-14 Apr-15 Jan-16 Oct-16
NTM P/E EVOLUTION
24x
22x
20x Unaffected
10/20/16 1/13/17
Royals Royals
18.8x 22.3x
18x Braves Braves
17.8x 16.7x
S&P500 S&P500
16.6x 17.1x
16x
14x
12x
Jan-13 Oct-13 Jul-14 Apr-15 Jan-16 Oct-16
Source: FactSet as of 1/13/17. 28
LAZARD

PROJECT BASEBALL A SUPPLEMENTARY CAPITAL MARKET MATERIALS
GBP/USD Exchange Rate Evolution Since January 2013
1.80
1.70
1.63
1.60 1/13/17
GBP/USD
1.52 Since Jan
1.50 2013 Avg
1.47 Since Lantern
Avg
1.40
1.35 1-Year Avg.
1.30
Since Brexit
1.28 Avg.
Local
1.22 Currency
1.20
Jan-13 Oct-13 Aug-14 Jun-15 Mar-16 Jan-17
Source: FactSet as of 1/13/17. 29
LAZARD

PROJECT BASEBALL A SUPPLEMENTARY CAPITAL MARKET MATERIALS
NTM EV/EBITDA Multiple Evolution – Last 10 Years vs. Indices
NTM EV/EBITDA
16x
15x
14x
13x 12x 11x 10x 9x 8x 7x 6x 5x 4x
4x
Oct-06 Oct-08 Oct-10 Oct-12 Oct-14 Oct-16
10/20/16 1/13/17
Global Peers Global Peers
14.0x 13.3x
US/Euro Peers US/Euro Peers
13.1x 14.3x
Royals Royals
12.6x 14.6x
Braves Braves
11.7x 10.8x
S&P500 S&P500
10.3x 10.4x
Indices
Average over: Royals Braves S&P 500 Global US/Euro
1 Year 13.3x 11.1x 10.2x 14.0x 13.8x
2 Years 12.7x 10.6x 10.1x 13.1x 13.3x
3 Years 11.8x 10.2x 9.7x 12.1x 12.5x
5 Years 10.6x 9.7x 8.9x 11.1x 11.5x
10 Years 8.9x 9.1x 8.2x 10.3x 9.0x
Source: FactSet as of 1/13/17.
Note: Global Peers index is market-weighted average of Braves, Imperial Brands, Japan Tobacco and Philip Morris. US/Euro Peers index is a market-weighted average of Altria, Royals, Scandinavian Tobacco and Swedish Match.
US/Euro Peers index starts in March 2008, after Philip Morris was spun off from Altria.

LAZARD

PROJECT BASEBALL A SUPPLEMENTARY CAPITAL MARKET MATERIALS
NTM EV/EBITDA Multiple Evolution – Last 10 Years vs. Peers
NTM EV/EBITDA
16x
15x
14x
13x 12x 11x 10x 9x 8x 7x 6x 5x 4x
4x
Oct-06 Oct-08 Oct-10 Oct-12 Oct-14 Oct-16
10/20/16 1/13/17
Swedish Match Swedish Match
14.1x 11.9x
Philip Morris Philip Morris
13.9x 13.6x
Altria Altria
13.5x 12.7x
Royals Royals
12.6x 14.6x
Imperial Brands Imperial Brands
12.2x 11.3x
Braves Braves
11.7x 10.8x
Japan Tobacco Japan Tobacco
10.3x 10.1x
Scandinavian Scandinavian
Tobacco Tobacco
10.1x 10.0x
Source: FactSet as of 1/13/17. 31
LAZARD

PROJECT BASEBALL A SUPPLEMENTARY CAPITAL MARKET MATERIALS
NTM P/E Multiple Evolution – Last 10 Years vs. Indices
NTM P/E
24x 22x 20x 18x 16x 14x 12x 10x 8x 6x
Oct-06 Oct-08 Oct-10 Oct-12 Oct-14 Oct-16
10/20/16 1/13/17
Royals Royals
18.8x 22.3x
US/Euro Peers US/Euro Peers
18.8x 20.5x
Braves Braves
17.8x 16.7x
S&P500 S&P500
16.6x 17.1x
Global Peers Global Peers
16.4x 15.6x
Indices
Average over: Royals Braves S&P 500 Global US/Euro
1 Year 20.3x 17.6x 16.5x 17.1x 19.9x
2 Years 19.5x 17.1x 16.5x 16.5x 19.1x
3 Years 18.2x 16.4x 16.0x 15.5x 17.9x
5 Years 16.6x 15.7x 14.8x 14.7x 16.4x
10 Years 14.2x 14.5x 14.1x 14.5x 14.3x
Source: FactSet as of 1/13/2017.
Note: Global Peers index is market-weighted average of Braves, Imperial Brands, Japan Tobacco and Philip Morris. US/Euro Peers index is a market-weighted average of Altria, Royals, Scandinavian Tobacco and Swedish Match.
US/Euro Peers index starts in March 2008, after Philip Morris was spun off from Altria.

LAZARD

PROJECT BASEBALL A SUPPLEMENTARY CAPITAL MARKET MATERIALS
NTM P/E Multiple Evolution – Last 10 Years vs. Peers
NTM P/E
32x 30x 28x 26x 24x 22x 20x 18x 16x 14x 12x 10x 8x 6x
Oct-06 Oct-08 Oct-10 Oct-12 Oct-14 Oct-16
10/20/16 1/13/17
Philip Morris Philip Morris
19.6x 19.1x
Altria Altria
18.8x 21.1x
Royals Royals
18.8x 22.3x
Swedish Match Swedish Match
18.4x 17.9x
Braves Braves
17.8x 16.7x
Japan Tobacco Japan Tobacco
16.5x 16.7x
Imperial Brands Imperial Brands
13.8x 12.9x
Scandinavian Scandinavian
Tobacco Tobacco
13.2x 12.2x
Source: FactSet as of 1/13/17. 33
LAZARD

CONFIDENTIAL PROJECT BASEBALL
B Supplementary Financial Materials
LAZARD

PROJECT BASEBALL B SUPPLEMENTARY FINANCIAL MATERIALS
Royals Financial Projections
($ in millions, except per share data)
Projected
2H 2017E 2017E 2018E 2019E 2020E 2021E
Net Sales $6,602 $13,009 $13,621 $14,331 $15,095 $15,909
% Growth 4.3% 4.7% 5.2% 5.3% 5.4%
EBITDA $3,278 $6,313 $6,877 $7,329 $8,026 $8,696
% Margin 49.6% 48.5% 50.5% 51.1% 53.2% 54.7%
D&A (67) (132) (141) (139) (146) (148)
EBIT $3,211 $6,181 $6,736 $7,190 $7,880 $8,548
% Margin 48.6% 47.5% 49.5% 50.2% 52.2% 53.7%
Tax Rate (36.2%) (36.4%) (36.5%) (36.6%) (36.6%)
Net Income $3,576 $3,903 $4,151 $4,578 $5,002
% Margin 27.5% 28.7% 29.0% 30.3% 31.4%
EPS $2.53 $2.78 $2.99 $3.33 $3.68
Diluted Share Count 1,411 1,402 1,387 1,373 1,358
Capital Expenditures (137) (255) (189) (150) (150) (150)
% Sales (2.1%) (2.0%) (1.4%) (1.0%) (1.0%) (0.9%)
D&A 67 132 141 139 146 148
Increase in NWC (1) 38 12 19 — 10
Settlement, net 984 322 119 177 98 91
Pension Expense (176) (251) (251) (251) (251) (251)
Deferred Tax (156) (19) 29 3 66 66
Income Taxes 85 (55) (11) (46) (19) —
All Other, net 62 (63) (86) 26 68 72
Unlevered FCF $2,777 $3,793 $4,050 $4,482 $4,958 $5,406
Share Repurchase (789) (852) (1,000) (1,000) (1,000)
Dividends (2,810) (3,030) (3,272) (3,549) (3,867)
DPS ($1.99) ($2.16) ($2.36) ($2.59) ($2.85)
Debt $12,666 $13,868 $14,172 $13,500 $13,364
Cash (600) (1,585) (1,687) (1,000) (1,000)
Net Debt / EBITDA 1.9x 1.8x 1.7x 1.6x 1.4x
Source: Royals Management projections.

LAZARD

PROJECT BASEBALL B SUPPLEMENTARY FINANCIAL MATERIALS
Braves Financial Projections
(in millions, except per share data)
Projected
2H 2017E 2017E 2018E 2019E 2020E 2021E
Net Sales 8,158 16,316 16,969 17,647 18,353 19,087
% Growth 10.2% 4.0% 4.0% 4.0% 4.0%
EBITDA 3,203 6,405 6,769 7,128 7,505 7,900
% Margin 39.3% 39.3% 39.9% 40.4% 40.9% 41.4%
D&A (183) (365) (365) (365) (365) (365)
EBIT 3,020 6,040 6,404 6,763 7,140 7,535
% Margin 37.0% 37.0% 37.7% 38.3% 38.9% 39.5%
Tax Rate (29.0%) (29.0%) (29.0%) (29.0%) (29.0%)
Net Income 2,620 5,240 5,652 6,018 6,445 6,867
% Margin 32.1% 32.1% 33.3% 34.1% 35.1% 36.0%
EPS 2.80 3.02 3.24 3.52 3.82
Diluted Share Count 1,874 1,874 1,858 1,829 1,796
Capital Expenditures (300) (600) (600) (600) (600) (600)
% Sales (3.7%) (3.7%) (3.5%) (3.4%) (3.3%) (3.1%)
D&A 183 365 365 365 365 365
Increase in NWC (60) (120) (300) (300) (300) (300)
% Increase in Sales (0) (7.9%) (45.9%) (44.2%) (42.5%) (40.9%)
Pension & Restructuring (313) (626) (328) (250) (250) (250)
Unlevered FCF (ex. income from Ass .) 1,654 3,307 3,684 4,017 4,284 4,565
Share Repurchase — — — 523 1,868 1,995
Dividends (1,703) (3,406) (3,674) (3,912) (4,189) (4,463)
DPS ($1.82) ($1.96) ($2.11) ($2.29) ($2.48)
Debt 18,997 18,195 17,683 18,437 19,227
Cash (3,427) (3,427) (3,427) (3,427) (3,427)
Net Debt / EBITDA 2.4x 2.2x 2.0x 2.0x 2.0x
Memo:
Income from Associates 743 1,485 1,612 1,715 1,877 2,040
of which Royals comprises 1 569 1,137 1,243 1,324 1,463 1,601
Source: Royals Management projections.
Note: Figures based on Royals Management projections of Braves financials; Royals Management has provided five-year projections for Braves, which projections were based in part on certain financial information for Braves prepared by Braves Management and provided to Royals.
1 Based on 42% of Royals Management projected net income including $100m IFRS pension adjustments, net of 6.5% tax on dividends.

LAZARD

PROJECT BASEBALL B SUPPLEMENTARY FINANCIAL MATERIALS

Royals/Braves Cross Shareholder Analysis

($ in millions)

Shading represents cross holders

Royals

Rank	Investor[1]	% O/S
1	Capital Group	5.6%
2	Vanguard	4.5%
3	BlackRock	3.4%
4	Invesco	2.6%
5	State Street	2.2%
6	Fidelity Management & Research	2.1%
7	Morgan Stanley	1.5%
8	BNY Mellon	1.3%
9	J.P. Morgan Chase	1.2%
10	Franklin Resources	1.2%
11	Bank of America	1.0%
12	Federated Investors	0.9%
13	Evercore Trust Company	0.7%
14	Janus Capital	0.6%
15	GPIF	0.6%
16	Northern Trust	0.6%
17	Woodford Investment Mgmt.	0.5%
18	Geode Capital Management	0.5%
19	Goldman Sachs	0.5%
20	Wells Fargo	0.4%
21	TIAA	0.4%
22	Eaton Vance	0.4%
23	Epoch Investment Partners	0.4%
24	UBS	0.4%
25	Vontobel Holding	0.4%

Braves

Rank	Investor[2]	% O/S
1	BlackRock	8.3%
2	Capital Group	5.9%
3	Reinet Investments S.C.A.	2.9%
4	Invesco	2.8%
5	Standard Bank Of South Africa	2.7%
6	Legal & General	2.5%
7	Vanguard	2.4%
8	Public Investment Corp.	2.3%
9	Credit Suisse	2.1%
10	UBS	1.7%
11	Prudential PLC	1.4%
12	Barclays	1.4%
13	BNY Mellon	1.3%
14	State Street	1.3%
15	Fidelity Management & Research	1.3%
16	Wellington Management	1.3%
17	Woodford Investment Mgmt.	1.1%
18	Allianz	1.1%
19	Vontobel Holding	1.1%
20	Aberdeen	1.1%
21	Cedar Rock Capital	1.0%
22	Nedbank	1.0%
23	Morgan Stanley	0.9%
24	Capita	0.8%
25	MFS	0.8%

Royals Cross Holders

	%O/S in Braves	%O/S in Royals	%O/S of Royals Float[3]
Top 25	31.2%	33.4%	57.7%
All Institutional	59.1%	45.0%	77.8%

Braves Cross Holders

	%O/S in Royals	%O/S in Braves
Top 25	25.6%	39.6%
All Institutional	45.0%	59.1%

Source: *Bloomberg, FactSet and public filings.*
Note: Market data as of 1/13/2017.
1 Excludes Braves' holding in Royals (~42.2% / 601,368,171 shares).
2 Ownership stake based on basic shares outstanding and ADRs, consolidated across funds.
3 Reflects weighting of overlapping shareholders in Royals, excluding Braves' holding (i.e., Sum of the formula: [Shares held by x Royals' overlapping shareholder]/[Sum of shares held by all Royals holders – Braves' shares]).

LAZARD 36

PROJECT BASEBALL B SUPPLEMENTARY FINANCIAL MATERIALS

Royals' Top 25 Shareholders

($ in millions)

#	Shareholder	Ownership Stake	Cumulative Holdings	Activist Threat	Current Market Value	Position ('000 Shares)	1yr Δ in % O/S
1	Braves		42.2%		$33,659	601,368	+0.1%
2	Capital Group	5.6%	47.8%	●	4,479	80,027	+1.0%
3	Vanguard	4.5%	52.3%		3,598	64,286	+1.0%
4	BlackRock	3.4%	55.7%		2,719	48,578	(0.2%)
5	Invesco	2.6%	Top 5 58.3%		2,051	36,640	(0.7%)
6	State Street	2.2%	60.5%		1,775	31,707	+0.1%
7	Fidelity Management & Research	2.1%	62.6%		1,707	30,498	+0.8%
8	Morgan Stanley	1.5%	64.1%		1,195	21,355	+1.2%
9	BNY Mellon	1.3%	65.5%		1,045	18,675	(0.6%)
10	J.P. Morgan Chase	1.2%	Top 10 66.7%		993	17,749	+0.6%
11	Franklin Resources	1.2%	67.9%	●	986	17,618	+0.3%
12	Bank of America	1.0%	68.9%		790	14,106	+0.4%
13	Federated Investors	0.9%	69.8%		681	12,162	(0.3%)
14	Evercore	0.7%	70.4%		515	9,198	–
15	Janus Capital	0.6%	Top 15 71.1%		504	9,000	+0.2%
16	GPIF	0.6%	71.7%		501	8,956	+0.3%
17	Northern Trust	0.6%	72.3%		495	8,839	(0.1%)
18	Woodford Investment Mgmt.	0.5%	72.8%	●	426	7,608	(0.6%)
19	Geode Capital Management	0.5%	73.3%		373	6,657	–
20	Goldman Sachs	0.5%	Top 20 73.8%		361	6,452	+0.2%
21	Wells Fargo	0.4%	74.2%		349	6,231	+0.1%
22	TIAA	0.4%	74.6%		339	6,063	–
23	Eaton Vance	0.4%	75.0%		336	6,010	–
24	Epoch Investment Partners	0.4%	75.4%		320	5,715	(0.1%)
25	UBS	0.4%	Top 25 75.8%		305	5,450	–

Total Ownership Breakdown[1]


Institutional 46.9%
Retail 10.8%
Other Insiders 0.1%
Braves 42.2%

LAZARD Source: *Bloomberg, FactSet, public filings and SharkWatch.*
Note: Market data as of 1/13/2017. Ownership stake based on basic shares outstanding, consolidated across funds. Red, orange and yellow circles denote high, medium and low activism threats, respectively.
1 Reflects entire shareholder base, not just top 25 shareholders, as per FactSet holdings information.

37

PROJECT BASEBALL B SUPPLEMENTARY FINANCIAL MATERIALS

Braves' Top 25 Shareholders

($ in millions)

#	Shareholder	Ownership Stake	Cumulative Holdings	Activist Threat	Current Market Value	Position ('000 Shares)	1yr Δ in % O/S
1	BlackRock		8.3%		$8,890	154,333	+0.5%
2	Capital Group	5.9%	14.2%	●	6,331	109,907	+1.8%
3	Reinet Investments S.C.A.	2.9%	17.1%		3,114	54,055	(0.3%)
4	Invesco	2.8%	19.8%		2,983	51,776	(0.3%)
5	Standard Bank Of South Africa	2.7%	Top 5 22.5%		2,872	49,860	+2.7%
6	Legal & General	2.5%	25.0%		2,656	46,112	–
7	Vanguard	2.4%	27.4%		2,555	44,350	+0.3%
8	Public Investment Corp.	2.3%	29.7%		2,446	42,463	+2.3%
9	Credit Suisse	2.1%	31.8%		2,254	39,121	+0.1%
10	UBS	1.7%	Top 10 33.4%		1,791	31,093	+0.5%
11	Prudential	1.4%	34.9%		1,541	26,750	(0.1%)
12	Barclays	1.4%	36.2%		1,450	25,172	+1.2%
13	BNY Mellon	1.3%	37.5%		1,414	24,545	+0.3%
14	State Street	1.3%	38.8%		1,414	24,543	+0.6%
15	Fidelity Management & Research	1.3%	Top 15 40.1%		1,404	24,374	+0.1%
16	Wellington Management	1.3%	41.4%		1,387	24,085	+0.8%
17	Woodford Investment Mgmt.	1.1%	42.6%	●	1,205	20,914	+0.3%
18	Allianz	1.1%	43.6%		1,166	20,238	(0.2%)
19	Vontobel Asset Management	1.1%	44.7%		1,159	20,117	+0.4%
20	Aberdeen	1.1%	Top 20 45.8%		1,137	19,733	+0.1%
21	Cedar Rock Capital	1.0%	46.8%		1,067	18,529	–
22	Nedbank	1.0%	47.7%		1,028	17,850	+1.0%
23	Morgan Stanley	0.9%	48.6%		945	16,412	(0.3%)
24	Capita	0.8%	49.4%		863	14,975	+0.1%
25	MFS	0.8%	Top 25 50.2%		854	14,819	–

Total Ownership Breakdown[1]


Institutional 70.5%
Retail 23.8%
Insider 5.6%

LAZARD

Source: *Bloomberg, FactSet, public filings and SharkWatch.*

Note: Market data as of 1/13/2017. Ownership stake based on basic shares outstanding and ADRs, consolidated across funds. Red, orange and yellow circles denote high, medium and low activism threats, respectively.

1 Reflects entire shareholder base, not just top 25 shareholders, as per FactSet holdings information.

38

CONFIDENTIAL PROJECT BASEBALL
C Supplementary Valuation Materials
LAZARD

PROJECT BASEBALL C SUPPLEMENTARY VALUATION MATERIALS
Premia Paid in U.S. Public Company Transactions: Deal Values > $500m
All-Cash Transactions Cash and Stock Transactions1 All Transactions2
Offer Premium # of Offer Premium # of Offer Premium # of
1-Day 1-Week 1-Month Deals 1-Day 1-Week 1-Month Deals 1-Day 1-Week 1-Month Deals
Median 32% 33% 38% 22% 24% 26% 22% 25% 28%
2016 83 26 139
Mean 41% 42% 48% 24% 24% 24% 32% 33% 37%
Median 33% 34% 36% 25% 28% 28% 25% 28% 29%
2015 68 37 138
Mean 34% 36% 38% 27% 31% 33% 29% 31% 33%
Median 25% 30% 32% 26% 26% 28% 25% 27% 29%
2014 47 30 96
Mean 35% 37% 49% 28% 30% 30% 30% 33% 39%
Median 28% 30% 30% 22% 24% 25% 26% 29% 28%
2013 57 14 83
Mean 35% 35% 37% 22% 26% 28% 31% 31% 33%
Median 28% 27% 27% 28% 32% 32% 27% 27% 28%
2012 56 15 80
Mean 36% 34% 36% 31% 36% 33% 33% 32% 35%
Median 31% 35% 36% 28% 31% 31% 28% 30% 31%
2011 57 20 94
Mean 33% 35% 35% 34% 35% 38% 32% 33% 33%
Source: Thomson SDC as of 1/13/17.
1 Also includes transactions with consideration structure classified as “choice between cash or stock or combination of both”.
2 Also includes transactions with consideration structure classified as “unknown” and “other”.

LAZARD

PROJECT BASEBALL C SUPPLEMENTARY VALUATION MATERIALS

Premia Paid by Significant Shareholders in Public Company Transactions: Deal Values > $1bn

($ in millions)

Date	Acquiror Name	Target Name	Size ($m)	Percent of Shares Held at Announcement	% Premium 1-Day	% Premium 1-Week
Jan-05	News Corp	Fox Entertainment Group Inc	$7,054	77%	9.8%	9.4%
Jan-05	Liberty Media Intl Inc	UGC Holdings Inc	3,618	52%	0.0%	3.5%
Sep-05	Novartis AG	Chiron Corp	6,625	38%	31.7%	35.9%
Sep-05	IYG Holding Co	7-Eleven Inc	1,301	70%	32.3%	31.0%
Oct-05	Sprint Nextel Corp	Nextel Partners Inc	7,545	29%	11.7%	15.8%
Feb-06	Lafarge SA	Lafarge North America	3,227	49%	33.1%	33.6%
Mar-06	General William Lyon	William Lyon Homes Inc	1,221	47%	44.0%	50.5%
Jun-06	Investor Group	Trizec Properties Inc	4,747	37%	17.9%	24.2%
Jun-06	Plains All American Pipeline	Pacific Energy Partners LP	1,615	25%	10.6%	10.2%
Nov-06	Toronto-Dominion Bank	TD Banknorth Inc,Portland,ME	3,232	55%	6.5%	8.4%
Jan-07	Citadel Investment Group LLC	ION Media Networks Inc	2,658	27%	135.5%	165.5%
Apr-07	Sam Zell	Tribune Co	3,638	53%	5.9%	9.3%
Jul-07	LVB Acquisition Inc	Biomet Inc	2,046	80%	0.5%	0.4%
Sep-07	ASE Group	ASE Test Ltd	1,200	36%	25.7%	30.8%
Mar-08	Nationwide Mutual Insurance Co	Nationwide Finl Svcs Inc	2,450	64%	37.8%	28.7%
Jul-08	Roche Holding AG	Genentech Inc	46,695	52%	16.1%	26.0%
Aug-08	Bank of Tokyo-Mitsubishi UFJ	UnionBanCal Corp,CA	3,707	61%	26.3%	28.6%
Oct-08	Banco Santander SA	Sovereign Bancorp Inc	1,910	24%	(85.9%)	(85.9%)
Apr-09	PepsiCo Inc	Pepsi Bottling Group Inc	10,758	29%	44.8%	48.4%
Apr-09	PepsiCo Inc	PepsiAmericas Inc	4,279	43%	43.4%	44.6%
Apr-09	Atlas America Inc	Atlas Energy Resources LLC	1,268	48%	0.3%	7.5%
Sep-09	Fairfax Financial Holdings Ltd	Odyssey Re Holdings Corp	1,050	72%	29.4%	29.7%
Sep-09	SkyTerra Commun Inc SPV	SkyTerra Communications Inc	1,232	44%	47.1%	72.4%
Nov-09	Berkshire Hathaway Inc	Burlington Northern Santa Fe	35,948	22%	31.5%	30.5%
Jun-10	Jmc Communications LLC	Mediacom Communications Corp	3,613	39%	64.2%	71.2%
Jun-10	Gerdau Steel North America Inc	Gerdau Ameristeel Corp	1,607	66%	52.6%	55.9%
Feb-11	DEP Holdings LLC	Duncan Energy Partners LP	1,045	59%	34.6%	34.7%
Jun-11	MacAndrews & Forbes Hldg Inc	M&F Worldwide Corp	2,289	43%	47.4%	31.8%
Nov-12	Leucadia National Corp	Jefferies Group Inc	2,561	29%	23.7%	17.0%
Dec-12	Freeport-McMoRan Copper & Gold	McMoRan Exploration Co	3,177	36%	0.0%	0.0%
Dec-12	Sprint Nextel Corp	Clearwire Corp	3,330	50%	108.3%	102.4%
Jun-13	Investor Group	Dole Food Co Inc	1,018	38%	32.4%	45.6%
Aug-14	Kinder Morgan Inc	El Paso Pipeline Partners LP	10,022	42%	15.4%	17.4%
Apr-15	Brookfield Asset Mgmt Inc	GrafTech International Ltd	1,054	22%	14.3%	29.2%
Oct-15	Western Refining Inc	Northern Tier Energy LP	1,737	38%	7.6%	5.6%
Jan-16	Brookfield Asset Mgmt Inc	Rouse Properties Inc	2,378	32%	35.3%	29.3%
Jun-16	Riverstone Holdings LLC	Talen Energy Corp	4,293	35%	17.3%	25.2%
Median					26.3%	29.2%
Mean					27.3%	30.4%

LAZARD

Source: *Thomson SDC as of 1/13/17.*
Note: Based on public targets, where significant shareholders with >20% ownership of the target acquires the remaining shares of the company.

40

PROJECT BASEBALL C SUPPLEMENTARY VALUATION MATERIALS
Royals Analyst Consensus and Recommendations
Analyst Consensus Evolution: Last 12 Months1
13 13 14 13 12 13 14 15 17 14 15 15 15
100% 58
$56
$55.97
$54.50
54
52
50%
50
48
46
0% 44
1/16 2/16 3/16 4/16 5/16 6/16 7/16 8/16 9/16 10/16 11/16 12/16 1/17
Analyst Price Targets2
Pre-Announcement (10/20) Current
Revised
Selected Date Price
Broker Date Price Target Rating Post Target Rating Delta
Jefferies 10/20 $62.00 Buy 11/9/16 $62.00 Buy —
COWEN 10/19 $57.00 Buy 1/13/17 $57.00 Buy —
RBC 10/20 $54.00 Buy 1/13/17 $54.00 Buy —
BERENBERG 10/20 $54.00 Buy 1/3/17 $54.00 Buy —
Goldman Sachs 9/12 $53.00 Hold Rating Suspended
BARCLAYS 10/20 $52.00 Buy 11/15/16 $52.00 Buy —
Morgan Stanley 10/19 $52.00 Hold 11/14/16 $52.00 Hold —
UBS 10/20 $49.00 Hold 10/20/16 $49.00 Hold —
STIFEL 10/19 $47.00 Hold 10/21/16 $57.00 Hold +$10.00
Sell Neutral Buy Target Price Royals # of Brokers Covering Royals
1 Source: FactSet as of 1/13/17.
2 Source: Bloomberg.

LAZARD

PROJECT BASEBALL C SUPPLEMENTARY VALUATION MATERIALS
Braves Analyst Consensus and Recommendations
Analyst Consensus Evolution: Last 12 Months1
20 20 25 24 24 23 22 21 22 19 20 19 19
100% 54
52
51.00
50
48
47.30
46
50% 44
42
40
38
36
0%34
1/16 2/16 3/16 4/16 5/16 6/16 7/16 8/16 9/16 10/16 11/16 12/16 1/17
Sell Neutral Buy Target Price Braves # of Brokers Covering Braves
Analyst Price Targets2
Pre-Announcement (10/20) Current
Revised
Date Price
Broker Date Price Target Rating Post Target Rating Delta
Jefferies 10/11 60.00 Buy 11/15 57.00 Buy (3.00)
Goldman Sachs 10/13 55.00 Buy Rating Suspended
J.P.Morgan 10/19 54.20 Buy Rating Suspended
CREDIT SUISSE 10/11 53.50 Buy 12/16 49.50 Buy (4.00)
UBS 7/5 53.00 Buy 7/5 53.00 Buy —
Investec 9/8 52.00 Buy 12/13 49.00 Buy (3.00)
SOCIETE GENERALE 10/6 52.00 Hold 11/18 54.00 Buy +2.00
BERENBERG 10/13 51.50 Hold 1/3/17 51.50 Hold —
Morgan Stanley 7/29 51.00 Hold 11/2 54.00 Buy +3.00
BARCLAYS 10/7 49.75 Hold 11/15 51.00 Hold +1.25
EXANE BNP PARIBAS 10/7 49.00 Hold 1/5 51.00 Hold +2.00
COWEN AND COMPANY 10/14 48.40 Hold 1/13 46.20 Hold (2.20)
RBC 10/14 43.00 Sell 1/13 44.00 Hold +1.00
1 Source: FactSet as of 1/13/17.
2 Source: Bloomberg.

LAZARD

PROJECT BASEBALL C SUPPLEMENTARY VALUATION MATERIALS
Transaction Sources & Uses
($ in billions, except per share data)
USES OF FUNDS
SOURCES OF FUNDS
Offer Price 1 $59.74
% Premium to Current ($55.97) - 01/13 7%
% Premium to Unaffected Share Price ($47.17) - 10/20 27%
% Premium to 30-Day VWAP through 10/20 ($47.13) 27%
% Premium to 52-Week High ($54.48) - 07/05 10%
Purchase of Royals Equity (58% stake) $49.7
Cash 24.5
Stock 25.2
Royals Debt Rollover / Refinanced (June 30, 2017) 13.1
Transaction Costs 0.5 2
Total Uses $63.3
Excess cash (June 30, 2017) $0.0
Debt Rolled Over/Refinanced (June 30, 2017) 13.1
New Acquisition Debt 25.0
New Braves Common Stock 25.2
Total Uses $63.3
Fully Diluted Ownership
# Shares (m) %
Braves 1,874 81.1%
Royals 437 18.9%
Total 2,312 100.0%
Consideration Mix
Stock 49.8%
Cash 50.2%
Cash per share $29.44
Braves Stock per Royals Share 0.5260x
Braves ADR per Royals Share 0.2630x
Illustrative Acquisition Debt Structure
$ (m) Est. Cost
U.K. 5.0 1.80%
U.S. 20.0 4.18%
Total $25.0 3.70%
1 Based on Braves’ ADR price of $115.21 as of the close of business on January 13, 2017.
2 1% of financing fees and ~$270m of other transaction costs.

LAZARD

PROJECT BASEBALL C SUPPLEMENTARY VALUATION MATERIALS
Comparable Company WACC Analysis
($ in billions)
Enterprise Market Value Net Debt / Net Debt / Tax Levered Unlevered Cost of
Company Value of Equity Total Cap. Equity Rate Beta1 Beta Equity WACC
Global Majors
Philip Morris $167 $141 15% 18% 28% 0.554 0.491 6.2% 5.7%
Braves 2 95 110 17% 20% 29% 0.806 0.704 8.0% 7.1%
Japan Tobacco 65 61 6% 7% 28% 0.473 0.451 5.7% 5.5%
Imperial Brands 57 42 27% 37% 20% 0.798 0.617 7.9% 6.6%
Median 16% 19% 0.676 0.554 7.1% 6.2%
Mean 16% 20% 0.658 0.566 6.9% 6.2%
US / European
Altria $124 $132 8% 9% 35% 0.442 0.418 5.4% 5.2%
Royals 2 79 67 14% 17% 37% 0.521 0.471 6.0% 5.5%
Swedish Match 6 6 9% 10% 24% 0.721 0.670 7.4% 7.0%
Scandinavian Tobacco 2 2 17% 20% 24% 0.446 0.386 5.5% 5.0%
Median 12% 13% 0.484 0.445 5.7% 5.3%
Mean 12% 14% 0.533 0.486 6.1% 5.7%
Median (entire peer set) 15% 17% 0.538 0.481 6.1% 5.6%
Mean (entire peer set) 14% 17% 0.595 0.526 6.5% 5.9%
Median (excluding Braves & Royals) 12% 14% 0.514 0.471 5.9% 5.6%
Mean (excluding Braves & Royals) 14% 17% 0.572 0.505 6.3% 5.8%
Source: Broker research, Company Filings, Barra, FactSet as of 1/13/17.
1 Source: Barra Beta (Predicted Global) as of December 31, 2016.
2 Unaffected equity values as of 10/20/16.

LAZARD

PROJECT BASEBALL C SUPPLEMENTARY VALUATION MATERIALS

Royals and Braves Standalone WACC Analysis

($ in billions)

Royals WACC Calculation Sensitivity

Assumptions		Sensitivity Range Low	Sensitivity Range High	Implied Cost of Equity Low	Implied Cost of Equity High	Implied WACC Low	Implied WACC High
Unlevered Beta[1]	0.469						
Target Net Debt/Capitalization	15.0%	25.0%	5.0%			5.1%	5.8%
Target Net Debt/Equity	17.6%						
Levering Factor[2]	1.1x						
Levered Beta[3]	0.521	0.400	0.700	5.2%	7.2%	4.7%	6.5%
Effective Tax Rate	36.5%						
Risk-Free Rate of Return[4]	2.4%						
Equity Risk Premium[5]	6.9%	5.0%	6.9%	5.0%	6.0%	4.6%	5.5%
Cost of Equity[6]	6.0%						
Pre-Tax Cost of Debt[7]	3.9%	3.0%	5.0%			5.4%	5.6%
After-Tax Cost of Debt	2.4%						
Implied WACC[8]	5.5%				Selected Range:	5.0%	6.0%

Braves WACC Calculation Sensitivity

Assumptions		Sensitivity Range Low	Sensitivity Range High	Implied Cost of Equity Low	Implied Cost of Equity High	Implied WACC Low	Implied WACC High
Unlevered Beta[1]	0.716						
Target Net Debt/Capitalization	15.0%	25.0%	5.0%			5.7%	6.7%
Target Net Debt/Equity	17.6%						
Levering Factor[2]	1.1x						
Levered Beta[3]	0.806	0.600	1.000	5.5%	8.3%	5.0%	7.3%
Effective Tax Rate	29.0%						
Risk-Free Rate of Return[4]	1.4%						
Country Risk Premium	0.0%	0.0%	2.0%	6.9%	8.5%	6.2%	7.5%
Equity Risk Premium[5]	6.9%	5.0%	6.9%	5.4%	6.9%	4.9%	6.2%
Total Market Risk Premium	6.9%						
Cost of Equity[6]	6.9%						
Pre-Tax Cost of Debt[7]	2.6%	1.0%	3.0%			6.0%	6.2%
After-Tax Cost of Debt	1.8%						
Implied WACC[8]	6.2%				Selected Range:	6.0%	7.0%

LAZARD

Note: Please refer to page 49 for footnotes.

45

PROJECT BASEBALL C SUPPLEMENTARY VALUATION MATERIALS
Barra Beta Evolution – Global Predicted
GLOBAL MAJOR TOBACCO PLAYERS
1.0
0.8 0.81
0.68
0.6
0.52
0.4
0.2
0.0
Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Peer Median Royals Braves
U.S. / EUROPEAN TOBACCO PLAYERS
1.4
1.2
1.0
0.8 0.81
0.6
0.52
0.48
0.4
0.2
0.0
Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Peer Median Royals Braves
Source: Barra as of December 31, 2016.
Note: Global Majors Peers index includes Braves, Imperial Brands, Japan Tobacco and Philip Morris.
U.S./European Peers index includes Altria, Royals, Scandinavian Tobacco Group and Swedish Match.

LAZARD

PROJECT BASEBALL C SUPPLEMENTARY VALUATION MATERIALS
Barra Beta Evolution – Global Historical
GLOBAL MAJOR TOBACCO PLAYERS
1.4
1.2
1.0
0.86
0.76
0.8
0.6
0.52
0.4
0.2
0.0
Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Peer Median Royals Braves
U.S. / EUROPEAN TOBACCO PLAYERS
1.2
1.0
0.86
0.8
0.6
0.52
0.50
0.4
0.2
0.0
Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Peer Median Royals Braves
Source: Barra as of December 31, 2016.
Note: Global Majors Peers index includes Braves, Imperial Brands, Japan Tobacco and Philip Morris.
U.S./European Peers index includes Altria, Royals, Scandinavian Tobacco Group and Swedish Match.

LAZARD

PROJECT BASEBALL C SUPPLEMENTARY VALUATION MATERIALS
10-Year US Treasury Rate Evolution Since January 2013
3.5%
3.0%
1/13/17
2.5%
2.4% In USD
2.2% Since Jan 2013
Avg/
2.0%
Since Brexit
1.8% 1.9%Avg.
1.8% 1-Year Avg.
1.5%
1.0%
Jan-13 Oct-13 Aug-14 Jun-15 Mar-16 Jan-17
Source: FactSet as of 1/13/17. 48
LAZARD

PROJECT BASEBALL C SUPPLEMENTARY VALUATION MATERIALS
Footnotes to WACC Analysis
Source: Broker research, Company Filings, Barra, FactSet as of 1/13/17.
1) Unlevered Beta = Levered Beta / [1 + (1 - Tax Rate)(Net Debt / Equity)].
2) Levering Factor = [1 + (1 - Tax Rate)(Net Debt / Equity)].
3) Barra Beta (Predicted Global) as of December 31, 2016.
4) Source: 10-Year U.S. Treasury Bond Yield as of 1/13/17 and 10-Year U.K. Gilt Bond Yield as of 1/13/17.
5) Source: Duff & Phelps 2016 Valuation Handbook.
6) Cost of Equity = (Risk-Free Rate of Return) + (Levered Beta)(Equity Risk Premium).
7) Based on the yield for Braves and Royals long-term bonds.
8) Weighted Average Cost of Capital = (After-Tax Cost of Debt)(Debt / Cap.) + (Cost of Equity)(Equity / Cap.).

LAZARD

PROJECT BASEBALL C SUPPLEMENTARY VALUATION MATERIALS
Footnotes to Trading Comparables
1) Equity value calculated using ordinary shares outstanding as of October 21, 2016 adjusted for equity options outstanding as of December 31, 2015. Net debt, noncontrolling interest investments, and cash and cash equivalents as of September 30, 2016. Future estimates as per FactSet.
2) Equity value calculated using ordinary shares outstanding as of July 26, 2016 adjusted for equity options outstanding as of December 31, 2015. Net debt, noncontrolling interest, investments, and cash and cash equivalents as of June 30, 2016. Enterprise value adjusted for Braves’ 42.0% equity stake in Royals and 29.99% equity stake in ITC Ltd (at market prices). Future estimates as per FactSet.
3) Equity value calculated using shares outstanding as of September 30, 2016 adjusted for share options and awards outstanding as of December 31, 2015. Net debt, noncontrolling interest, investments, and cash and cash equivalents as of September 30, 2016. Future estimates as per FactSet.
4) Equity value calculated using shares outstanding as of September 30, 2016 adjusted for share options outstanding as of September 30, 2016. Net debt, noncontrolling interest, investments, and cash and cash equivalents as of September 30, 2016. Future estimates as per FactSet.
5) Equity value calculated using common shares outstanding as of September 30, 2016 adjusted for stock options outstanding as of December 31, 2015. Net debt, noncontrolling interest, and cash and cash equivalents as of September 30, 2016. Enterprise value adjusted for Altria’s 10.2% equity stake in AB-InBev (at market prices). Future estimates as per FactSet.
6) Equity value calculated using shares outstanding as of September 30, 2016 adjusted for share options and awards outstanding as of December 31, 2015. Net debt and cash and cash equivalents as of September 30, 2016. Future estimates as per FactSet.
7) Equity value calculated using shares outstanding as of September 30, 2016 adjusted for share options and awards outstanding as of December 31, 2015. Net debt, investments, and cash and cash equivalents as of September 30, 2016. Enterprise value adjusted for Swedish Match’s 31.2% equity stake in Scandinavian Tobacco (at market prices). Future estimates as per FactSet.
8) Equity value calculated using shares outstanding as of September 30, 2016 adjusted for share options outstanding as of September 30, 2016. Net debt, investments, and cash and cash equivalents as of September 30, 2016. Future estimates as per FactSet.

LAZARD

PROJECT BASEBALL C SUPPLEMENTARY VALUATION MATERIALS
Footnotes to Precedent Transaction Analysis
1) Enterprise value and multiple as per British American Tobacco’s press release dated June 1, 2015. Multiples based on FY 2014 EBITDA as per the same press release and FY 2014 net sales as per Adris’ company website.
2) Enterprise value calculated using offer price of R$26.75 on Souza Cruz’s shares outstanding as of December 31, 2014 and net debt as per Souza Cruz’s Annual Report for the year ended December 31, 2014. Multiples based on LTM net sales and LTM EBITDA as of December 31, 2014 based on the same annual report.
3) Enterprise value and multiple as per Imperial Tobacco’s press release dated July 15, 2014. Multiple based on CY 2013 net sales and EBITDA as per the same press release.
4) Enterprise value calculated using offer price of $68.88 on Lorillard’s shares outstanding as of July 28, 2014 (adjusted for options and restricted stock units) and net debt as per Lorillard’s 10-Q for the quarter ended June 30, 2014. Multiples based on LTM net sales and LTM EBITDA as of June 30, 2014, based on company information.
5) Enterprise value as per Japan Tobacco’s press release dated May 24, 2012. Multiples calculated based on FY 2011 net sales and FY 2012 EBITDA forecast as per the same press release.
6) Enterprise value and multiple as per Japan Tobacco’s press release dated July 28, 2011. Multiple calculated based on FY 2010 EBITDA per the same press release.
7) Enterprise value as per British American Tobacco’s press release dated October 12, 2011. Multiples based on FY 2010 net domestic revenues and EBITDA derived from domestic revenues as per the same press release.
8) Enterprise value calculated using equity value and net debt as per British American Tobacco’s press release dated June 17, 2009. Sales multiple calculated based on net sales for FY 2008 as per P.T. Bentoel Internasional’s annual report. EBITDA multiple calculated based on LTM EBITDA as of March 31, 2009 as per British American Tobacco’s press release dated June 17, 2009. After adjusting for normal working capital levels, the transaction represents an EV/EBITDA multiple of 12.9x as per the same press release.
9) Enterprise value calculated using offer price of $69.50 on UST’s shares outstanding as of July 31, 2008 (adjusted for options and restricted stock units) and net debt as per UST’s 10-Q for the quarter ended June 30, 2008. Multiples based on LTM net sales and LTM EBITDA as of June 30, 2008 based on company publications.
10) Enterprise value calculated using offer price of CAD $30.00 per share on Rothman’s shares outstanding (adjusted for share options) and net debt as of June 30, 2008 as per management report for three months ended June 30, 2008. Multiples based on net sales and EBITDA for FY ending March 31, 2008 as per Rothman’s annual report.

LAZARD

PROJECT BASEBALL C SUPPLEMENTARY VALUATION MATERIALS
Footnotes to Precedent Transaction Analysis (cont’d)
11) Enterprise value as per British American Tobacco’s press release dated February 22, 2008. Multiples based on FY 2006 sales as per Bloomberg news article dated February 22, 2008 and FY 2007 EBITDA estimate as per British American Tobacco’s press release dated February 22, 2008.
12) Enterprise value as per British American Tobacco’s press release dated February 28, 2008. Multiples based on FY 2007 EBITDA estimate as per the same press release and FY 2007 sales as per ABN AMRO report dated March 4, 2008.
13) Enterprise value as per Altria’s press release dated November 1, 2007. Multiples based on 2006 sales and EBIT as per Altria’s press release dated November, 2007. D&A per Davenport equity research report dated November 1, 2007.
14) Enterprise value as per Imperial Tobacco’s press release dated July 18, 2007. Multiples based on 2006 sales and EBITDA as per Imperial Tobacco’s press release dated July 18, 2007.
1 5) Enterprise value as per Imperial Tobacco’s investor presentation dated February 8, 2007. Multiples based on revenue and EBITDA for FY ending September 30, 2006 as per the Imperial Tobacco investor presentation.
16) Enterprise value as per Philip Morris International’s press release dated January 19, 2007. Multiples based on revenue and EBITDA for FY ending June 30, 2006 per the same investor presentation.
17) Enterprise value as per Japan Tobacco investor presentation dated December 15, 2006. Multiples based on LTM EBITDA as of June 30, 2006 per the same investor presentation.
18) Enterprise value as per Reynolds American press release dated April 25,2006. Multiples based on 2005 net sales per the same press release. LTM EBITDA per Davenport equity research report dated April 25, 2006.
1 9) Enterprise value per Philip Morris International’s press release dated March 14, 2005. Multiples based on net sales as per Philip Morris International press release dated March 14, 2005 and EBITDA for FY 2004 as per HM Sampoerna’s 2004 annual report.

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PROJECT BASEBALL C SUPPLEMENTARY VALUATION MATERIALS
DCF Valuation Analysis – Operational Synergies
($ in billions, except per share data)
Illustrative Projections ’18E-’21E
2H 2017E 2018E 2019E 2020E 2021E TY CAGR
Synergies (EBITDA Impact) $0 $250 $500 $500 $500 $500 26.0%
% Growth 0.0% 0.0% 0.0%
Less: Implementation Costs ($250) ($250) $0 $0 $0 $0
% of Run-Rate Synergies (50.0%) (50.0%) 0.0% 0.0% 0.0%
Synergies Less Implementation Costs ($250) $0 $500 $500 $500 $500
Less: Taxes 90 0 (183) (183) (183) (183)
% Tax Rate 36.2% 36.4% 36.5% 36.6% 36.6% 36.6%
Unlevered FCF ($160) $0 $317 $317 $317 $317 NM
PV of Terminal Value Present Value ($bn) Value per Share
PV of FCF’s at TVGR of at TVGR of at TVGR of
WACC 2H ‘17E-’21E (0.5%) 0.0% 0.5% (0.5%) 0.0% 0.5% (0.5%) 0.0% 0.5%
5.50% $0.7 $4.2 $4.7 $5.1 $4.9 $5.3 $5.8 $2.12 $2.30 $2.51
6.00% 0.6 3.8 4.2 4.6 4.5 4.8 5.2 1.94 2.09 2.26
6.50% 0.6 3.5 3.8 4.1 4.1 4.4 4.8 1.79 1.91 2.06
Note: Valuation date as of 6/30/2017.
Assumes 50% of run-rate synergies are realized in 2018 and 100% in 2019. Assumes 50% of implementation costs in 2H 2017 and 50% in 2018. WACC based on blended Royals and Braves standalone WACC ranges.

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